UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Act of 1934
(Amendment No.  )

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BUTLER INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

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BUTLER INTERNATIONAL, INC.
110 Summit Avenue
Montvale, New Jersey  07645

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held September 23, 2004

The Annual Meeting of Stockholders of BUTLER INTERNATIONAL, INC. will be held at its headquarters facility at 110 Summit Avenue, Montvale, New Jersey on Thursday, September 23, 2004 at 4:00 p.m. for the following purposes:

1.                    To elect four directors.

2.                    To vote on a proposal to ratify the appointment of Deloitte & Touche as independent public accountants.

3.                    To approve an amendment to the Company's 2002 Stock Incentive Plan.

4.                    To transact such other business as may properly come before the meeting or any adjournments thereof.

Only holders of record of the common stock and the 7% Series B cumulative convertible preferred stock at the close of business on August 16, 2004 are entitled to notice of, and to vote at, this meeting or any adjournment or adjournments thereof.

                                                                                                                                By Order of the Board of Directors,

                                                                                                                                Warren F. Brecht
                                                                                                                                Secretary

Montvale, New Jersey
August 26, 2004

If you cannot personally attend the meeting, it is earnestly requested that you promptly indicate your vote on the issues included on the enclosed proxy and date, sign and mail it in the enclosed self-addressed envelope, which requires no postage if mailed in the United States.  Doing so will save the Company the expense of further mailings.  If you sign and return your proxy card without marking choices, it will be understood that you wish to have your shares voted in accordance with the recommendations of the Board of Directors.

BUTLER INTERNATIONAL, INC.
110 Summit Avenue
Montvale, New Jersey  07645

August 26, 2004

PROXY STATEMENT

        The enclosed proxy is solicited by the Board of Directors of Butler International, Inc. (the "Company"), a Maryland corporation, in connection with the Annual Meeting of Stockholders to be held on September 23, 2004 at 4:00 p.m.  Unless instructed to the contrary on the proxy, it is the intention of the persons named in the proxy to vote the proxies FOR the election as directors of the four nominees listed below for terms expiring in 2007, 2008 and 2009; FOR the appointment of Deloitte & Touche as independent public accountants; and FOR the proposal to amend the Company's 2002 Stock Incentive Plan.  In the event that any of the nominees for director should become unavailable to serve, which management does not anticipate, the persons named in the proxy reserve full discretion to vote for any other persons who may be nominated.  Any stockholder of record giving a proxy may revoke the same by (i) submitting written notice to the Secretary of the Company at any time prior to the voting of such proxy, (ii) submitting a duly executed later-dated proxy, or (iii) stockholders of record voting in person at the Annual Meeting.  This Proxy Statement and accompanying proxy are being mailed on or about August 26, 2004.

        Each stockholder of the Company will be entitled to one vote for each share of common stock and each share of 7% Series B cumulative convertible preferred stock, standing in his or her name on the books of the Company at the close of business on August 16, 2004 (the "Record Date").  On that date, the Company had outstanding and entitled to vote 11,316,791 shares of common stock and 5,780,312 shares of 7% Series B cumulative convertible preferred stock.

CORPORATE GOVERNANCE MATTERS

Corporate Governance Philosophy

        Corporate governance encompasses the internal policies and practices by which the Company is operated and controlled on behalf of its stockholders.  A good system of corporate governance helps the Company maintain the confidence of investors and allows it to raise capital efficiently.

        The Company has made various changes to its corporate governance practices in response to the Sarbanes-Oxley Act of 2002 and the changes to corporate governance rules of the Nasdaq and expects to make more in the coming year.  In some instances, the Company already has procedures in place that complied with the new stricter requirements.  In other cases, changes have been necessary.  Many of the changes required by the Sarbanes-Oxley Act are being phased in over time in compliance with the law.  As a result, the Company's response to these changes will be an ongoing process.

        The business affairs of the Company are conducted under the direction of the board in accordance with the Maryland General Corporation Law as implemented by its articles of incorporation and bylaws.  The role of the Board of Directors is to effectively govern the affairs of the Company for the benefit of its stockholders and, to the extent appropriate under Maryland law, other constituencies, which include its employees, customers and communities in which the Company does business.  The Board strives to ensure the success and continuity of Company's business through the selection of a qualified management team.  It is also responsible for ensuring that the activities of the Company are conducted in a responsible and ethical manner.  The following principles, among others, govern our corporate governance practices:

·         The Company's President and Chief Executive Officer, Edward M. Kopko, is the only director who is an employee of the
          Company;

·         Assuming election of the slate of directors the Board has proposed at the stockholders' meeting, a majority of the
          Company's directors will be independent as defined by Nasdaq's new independence standards;

·         Directors have access to members of the Company's management team so that they can stay abreast of Company affairs;

·         The Board's Audit Committee, Compensation Committee and Nominations Committee are composed entirely of independent directors as defined by Nasdaq's new independence standards;

·         In 2002, the Company's Chief Executive Officer and Chief Financial Officer began certifying all quarterly and annual reports filed with the Securities and Exchange Commission ("SEC");

·         Annual and quarterly reports are accessible through a hyperlink on the Company's website; and

·         The Company documents and regularly evaluates its established internal financial controls.

Code Of Ethics

        The Company has adopted a Code of Business Conduct and Ethics ("Code of Ethics") as defined in Item 406 of Regulation S-K and as required by Nasdaq, which applies to all directors, officers and employees.  The Code of Ethics, including future amendments, is available free of charge on the Company's internet web site at www.butler.com under "Investors".  The Company will also post on its website any waivers under the Code of Ethics granted to any of its directors or executive officers.  The Company will also provide a copy of its Code of Ethics, without charge, to any investor that requests it.  Requests should be addressed in writing to: Corporate Secretary, Butler International, Inc., 110 Summit Avenue, Montvale, New Jersey 07645.

PROPOSAL 1: ELECTION OF DIRECTORS

        Pursuant to the Company's Articles of Incorporation and By-Laws, as amended, the Board of Directors currently consists of five classes of directors having staggered terms of five years each.  One class of directors' term expires at each Annual Meeting, with the term of the Fifth-Class Director expiring at this year's Annual Meeting.

        In addition to nominating one director candidate for re-election, three additional director candidates to the Board of Directors have been nominated.  Robert F. Hussey, a first-class director, resigned effective July 20, 2004 for personal reasons.  Frederick H. Kopko, Jr., a third-class director, will be resigning from the Board of Directors as of the date of the annual meeting.  Nikhil S. Nagaswami, a fifth-class director, will not be standing for re-election.

        Pursuant to the terms of a settlement and release agreement (the "Settlement Agreement") entered into in the case known as Old Oak Partners, LLC et al. vs. Butler International Inc., et al., in the Superior Court of New Jersey, Bergen County, Court No. Ber-C-277-02 (the "Old Oak Partners Litigation"), Edward M. Kopko, Frederick H. Kopko, Jr. and Hugh McBreen along with the Estate of John F. Hegarty, a former director and substantial stockholder of the Company, have agreed to (i) vote all of their shares of common stock and 7% Series B cumulative convertible preferred stock of the Company to cause Messrs. Frank H. Murray and Wesley B. Tyler to be elected to the Board of Directors and to remain on the Board until the 2009 annual meeting of the stockholders of the Company; (ii) not to increase the size of the Company's Board without the consent of Messrs. Murray and Tyler; and (iii) if a vacancy is created on the Board by reason of the death, removal or resignation of Mr. Murray or Mr. Tyler, take all actions reasonably within their power to approve and elect a nominee chosen by Old Oak Partners, LLC, a Connecticut limited liability partnership, Knott Partners, L.P., a New Jersey limited partnership, and Robert W. Frank (collectively, the "Knott Partners Group") acceptable to Edward Kopko, which acceptance shall, in the best interest of the Company, not unreasonably be withheld or delayed, to fill such vacancy; provided, however, that if the collective beneficial ownership by the members of the Knott Partners Group of shares of the Company's Common Stock or any shares into or for which the Common Stock may have been converted or exchanged is reduced to less than one-third (1/3) of the Knott Partners Group's collective beneficial ownership of Common Stock on May 5, 2004 (or its equivalent in shares into or for which the Common Stock may have been converted or exchanged), then the Knott Partners Group shall thereafter be entitled to designate only one candidate, who may be Mr. Tyler; and provided, further, that this provision shall terminate and be without force or effect at such time, if any, that the Knott Partners Group's collective beneficial ownership of Common Stock falls below 224,835 shares (or the equivalent number of shares into or for which the Common Stock may have been converted or exchanged).

        The Board of Directors has reviewed the independence of each director under the listing standards of Nasdaq.  Based upon its review, the Board has determined that, of the eight directors who, if elected, will serve on the Board after the annual stockholders meeting, Messrs. Comeau, LeCroy, Murray, Petrossi, Tyler and Uyematsu are "independent directors" as defined under the listing standards of the Nasdaq.

        The election of directors require a plurality of the votes cast by holders of the shares of the Company's common stock and the Company's 7% Series B cumulative convertible preferred stock, voting together as a single class at a meeting with a quorum present.  Brokers holding shares for beneficial owners must vote those shares according to the specific instructions they receive from the beneficial owners.  If specific instructions are not received, brokers may generally vote these shares in their discretion.  However, exchange rules preclude brokers from exercising their voting discretion on certain proposals.  This results in what is known as a "broker non-vote".  Because Maryland corporate law requires a plurality of the votes cast for or against the proposal at this meeting to authorize action on this matter, shares withheld from voting on this matter and broker non-votes, which will not be counted "for" or "against" the proposal, will have no impact on the outcome of the election.

        Unless instructed to the contrary on the proxy, the persons named in the proxy will vote "FOR" the election of Edward M. Kopko, Frank H. Murray, Wesley B. Tyler and Ronald Uyematsu as Directors to hold office for the years set forth below.

NOMINEE FOR FOURTH-CLASS DIRECTOR -- TERM EXPIRES IN 2008

EDWARD M. KOPKO

        Mr. Edward M. Kopko, age 50, has been the President, Chief Executive Officer and the Chairman of the Board of Directors of the Company since its inception in November 1985.  Mr. Kopko has also been the Chairman, President and Chief Executive Officer of Butler Service Group, Inc. since 1989, and the chairman of other Butler subsidiaries.  In 2001, Mr. Kopko became the Chairman of the Board of Directors and Chief Executive Officer of Chief Executive Magazine.  Mr. Kopko is a past President of the National Technical Services Association, the predominant trade association for the contract technical services industry. Mr. Kopko holds a B.A. degree in economics from the University of Connecticut, an M.A. degree in economics from Columbia University, and he undertook doctoral work in economics at Columbia.

        The Board of Directors unanimously recommends a vote FOR the election of Edward M. Kopko as Fourth-Class Director.

NOMINEES FOR THIRD-CLASS DIRECTOR -- TERM EXPIRES IN 2007

RONALD UYEMATSU

        Mr. Uyematsu, age 44, has been Executive Vice President, Corporate Finance, for TMC Entertainment, a worldwide production and distribution company, since January 2003 and a consultant for that company from May 2002 to January 2003.  From July 1998 to April 2002, Mr. Uyematsu held the position of Vice President at VMR Capital Markets, U.S., a registered broker-dealer. Mr. Uyematsu attended Boston College and the University of California, Irvine.  Mr. Uyematsu was appointed to the Board of Directors of the Company on July 20, 2004.  The Company's Chief Executive Officer recommended Mr. Uyematsu's nomination.

        The Board of Directors unanimously recommends a vote FOR the election of Ronald Uyematsu as Third-Class Director.

NOMINEES FOR FIFTH-CLASS DIRECTOR -- TERM EXPIRES IN 2009

FRANK H. MURRAY

        Mr. Murray, age 51, is the Founder, President and Director of InterTech Media, LLC, a software company that provides software to media companies throughout the United States and the Caribbean, since 1999.  Concurrently, he is the Founder, President and Director of EMS Companies, LLC, a publishing and software company.  From 1996 to 1999, he was Chairman and Chief Executive Officer of Goodman Manufacturing Company, one of the largest private companies in the United States.  Previously, he held leadership positions in merger and acquisition services with The Beacon Group, Merrill Lynch and Dillon Reed.  Mr. Murray received an A.B. degree in mathematics and economics from Ohio Wesleyan University, Delaware, OH and a M.B.A. degree from Harvard Business School, Boston, MA.  He is a Trustee of The Mead School, Stamford, CT.

        The Board of Directors unanimously recommends a vote FOR the election of Frank H. Murray as a Fifth-Class Director.

WESLEY B. TYLER

        Mr. Tyler, age 45, is the Founder and Principal of Old Oak Partners, LLC, a small business consulting and investment organization, since May 1999.  He is also the President and Director of North American Commercial Parts & Service, Inc., a holding company of regional businesses that provide parts and repair services for commercial food equipment, since July 2003.  He is also a Director and Principal of Westport Resources Investment Services, Inc., a registered broker-dealer with the SEC and National Association of Securities Dealers, and of Westport Resources Management, Inc., a registered investment advisor, since December 2002.  From 1991 to May 1999, Mr. Tyler was president of GCS Service, Inc., the largest independent servicer of commercial food equipment and in 1998 he directed the sale of GCS to Ecolab, Inc. (ECL: NYSE), a Fortune 500 company.  Mr. Tyler is registered as an Investment Advisor Representative through Flat Rock Three, LLC.  Mr. Tyler attended Manhattanville College, Purchase, NY and the University of Bridgeport, Bridgeport, CT.  He serves as a Director of St. Vincent's Medical Center Foundation, Bridgeport, CT and a Trustee of Greens Farms Academy, Westport, CT.

        The Board of Directors unanimously recommends a vote FOR the election of Wesley B. Tyler as a Fifth-Class Director.

DIRECTORS CONTINUING IN OFFICE

HUGH G. MCBREEN                                                                                                                                  Director since 1986 - Term expires in 2005

        Mr. McBreen, age 49, is a partner of the law firm of McBreen & Kopko, Chicago, Illinois, and has been associated with that firm since September 1983.  He is also the Secretary of Peter J. McBreen and Associates, Inc., a risk management and loss adjustment company.  Mr. McBreen practices in the area of aviation law.  He received an A.B. degree from Dartmouth College and a J.D. degree from Notre Dame Law School.

THOMAS F. COMEAU                                                                                                                              Director since 2001 - Term expires in 2006

        Mr. Comeau, age 62, is the President of Swissport Fueling, Inc., the fueling division of Swissport, Inc., and has been President since 1995.  Swissport is a wholly owned subsidiary of Candover Services Ltd., a London based investment organization.  Swissport does business at over 130 airports worldwide.  Mr. Comeau has served as Chairman of the Board of the National Air Transportation Association and Chairman of the General Aviation Taskforce.  He has been a Director of Butler Telecom, Inc. since 1998.  Mr. Comeau holds a B.S. degree from Salem State College, Salem, Massachusetts.

WALTER O. LECROY                                                                                                                               Director since 2003 - Term expires in 2006

        Mr. LeCroy, age 68, currently serves as a director of LeCroy Corporation (NASDAQ: LCRY), the Company he founded in 1963.  Using its core competency of wave shape analysis, defined as the capture and analysis of complex electronic signals, his company develops, manufactures, sells and licenses signal acquisition and analysis products.  Its principal product line consists of a family of high-performance digital oscilloscopes used primarily by electrical design engineers in various markets, including communications test, data storage and power measurement.  Mr. LeCroy holds a B.A. degree in physics from Columbia College.

LOUIS F. PETROSSI                                                                                                                                 Director since 2003 - Term expires in 2008

        Mr. Petrossi, age 63, has a varied business career mixing years in the financial services industry and with Fortune 1000 companies.  Mr. Petrossi currently is the President and Managing Director of Louis F. Petrossi, Inc. in San Francisco, CA, a comprehensive financial planning business.    Prior to his career in financial services, Mr. Petrossi worked in marketing for Johnson & Johnson and Pitney Bowes.  Mr. Petrossi holds B.A. and M.A. degrees from the University of Hartford.

MEETINGS AND COMMITTEES OF DIRECTORS

        The Board of Directors met nine times during 2003.  Each member of the Board attended at least 75% of the aggregate of the meetings of the Board and of the Committees on which he serves and held during the period for which he was a Board or Committee member, respectively.  It is the policy of the Company that all directors of the Board should attend each annual stockholders' meeting.  Last year, all directors attended the Company's 2003 Annual Meeting.

        The Board of Directors has four standing committees: Nominations Committee, Audit Committee, Compensation Committee, and Rule 4350(H) Committee.

Nominations Committee

        The Nominations Committee of the Board of Directors consists solely of independent directors as determined under the current listing standards of the Nasdaq.  The Nominations Committee was established in March 2004.  Its members are Messrs. Petrossi and LeCroy with Mr. Petrossi serving as Chair.  The Nominations Committee identifies individuals believed to be qualified to become Board members, consistent with criteria approved by the Board, and to select or recommend to the Board the nominees to stand for election as directors at the annual meeting of stockholders or, if applicable, at a special meeting of stockholders.  In the case of a vacancy in the office of a director, including a vacancy created by an increase in the size of the Board, the Nominations Committee will recommend to the Board an individual to fill such vacancy either through appointment by the Board or through election by stockholders.  In selecting or recommending candidates, the Nominations Committee will take into consideration the criteria approved by the Board and other such factors, as it deems appropriate.  The Nominations Committee will also consider candidates recommended by the Company's qualified stockholders and candidates proposed by management.  The Nominations Committee will review all candidates in the same manner regardless of the source of the recommendation.  The Nominations Committee also identifies Board members qualified to fill vacancies on any committee of the Board (other than the Nominations Committee) and recommends that the Board appoint the identified member or members to the respective committee.  A copy of the charter of the Nominations Committee is available on the Company's website.

Audit Committee

        The Company has a standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Messrs. Comeau, LeCroy and Petrossi are members of the Audit Committee. The Company's Board of Directors determined that all members of the Company's Audit Committee are independent under the current listing standards of the Nasdaq.  Mr. Comeau serves as Chair of the Audit Committee. The Audit Committee provides assistance to the Board in fulfilling its oversight responsibility, including: (i) internal and external financial reporting, (ii) risks and controls related to financial reporting, and (iii) the internal and external audit process. The Audit Committee is also responsible for recommending to the Board the selection of our independent public accountants and for reviewing all related party transactions.

        The Company's Board of Directors has determined that, due to Mr. LeCroy's past and current affiliation with LeCroy Corporation, along with his other academic and business credentials, Mr. LeCroy has the prerequisite experience and applicable background to meet Nasdaq standards requiring financial sophistication of at least one member of the audit committee. The Company's Board of Directors has also determined that neither Mr. LeCroy nor any other member of the Audit Committee is an audit committee financial expert as defined by applicable SEC regulations. The Company may choose to recruit a director that satisfies the current requirements for an audit committee financial expert, however, the Company has not yet identified an individual satisfying those criteria as well as other criteria that the Company believes are important for an individual to make a meaningful contribution to the deliberations of the Board of Directors as a whole. There can be no assurance when, or if, the Company will identify such an individual in the foreseeable future.

        The Audit Committee acts under a written charter first adopted and approved by the Board in 2000 and amended in 2004.  The amended Audit Committee Charter is included as Exhibit A and is available on the Company's website.

        The Committee met four times in 2003.  The independent auditors were present in person or telephonically at all meetings.

Compensation Committee

        The Compensation Committee of the Board of Directors consists solely of independent directors as determined under the current listing standards of the Nasdaq.  The members of the Compensation Committee are Messrs. Comeau, LeCroy and Uyematsu with Mr. Comeau serving as Chair.  The functions previously performed by the Stock Option Committee and the Section 162(m) Executive Compensation Committee were combined with the Compensation Committee in 2004.

        The Compensation Committee determines, or recommends to the Board for determination, the compensation of the Company's Chief Executive Officer ("CEO") and all other executive officers of the Company.  With respect to the CEO, the Compensation Committee reviews and approves corporate goals and objectives relevant to the CEO's discretionary compensation components, evaluates the CEO's performance in light of those goals and objectives, and determines, or recommends to the Board for determination, such compensation.  The Compensation Committee determines all issues of interpretation under employment agreements with executive officers.  The Compensation Committee also makes recommendations to the Board with respect to the Company's incentive compensation plans and equity-based plans, oversees the activities of the individuals and committees responsible for administering these plans, and discharges any responsibilities imposed on the Compensation Committee by these plans.  The Compensation Committee, in conjunction with management, oversee regulatory compliance with respect to compensation matters, including structuring compensation programs to preserve tax deductibility and, as required, establishing performance goals and certifying that performance goal have been attained for purposes of Section 162(m) of the Internal Revenue Code.

        The Compensation Committee, including the Stock Options Committee and the Section 162(m) Executive Compensation Committee, met three times during 2003.  A copy of the charter of the Compensation Committee is available on the Company's website.

Rule 4350(H) Committee

        The Rule 4350(H) Committee of the Board of Directors consists solely of independent directors as determined under the current listing standards of the NASD.  The members of the Rule 4350(H) Committee are Messrs. Uyematsu and Comeau with Mr. Uyematsu serving as Chair.  The purpose of the Rule 4350(H) Committee is, pursuant to NASDAQ Rule 4350(H), to review all related party transactions for potential conflict of interest situations on an ongoing basis, including transactions with management, certain business relationships, and indebtedness of management, among others.  The 4350(H) Committee was established in March 2004 and its responsibilities were previously part of the Audit Committee.  A copy of the charter of the Rule 4350(H) Committee is available on the Company's website.

Communications With The Board Of Directors

        Any stockholder who desires to contact our Board or specific members of our Board may do so by writing to:  Stockholder Communications, Butler International, Inc., 110 Summit Avenue, Montvale, New Jersey, 07645.

DIRECTORS COMPENSATION

        Of the Company's current directors, only Edward M. Kopko is a salaried employee of the Company.  All other directors receive separate compensation for board services.  That compensation is comprised of:

Retainer:	$5,000 per quarter
Attendance Fees:	$1,000 for each board meeting $850 for each board committee meeting
Stock Options:	18,000 shares annually

        The Company reimburses all directors for travel and other necessary business expenses incurred in the performance of their services for the Company and extends coverage to them under the Company's medical, dental, life, accidental death and dismemberment, and directors' and officers' indemnity insurance policies.  Non-employee directors also participate in certain of the Company's stock option and stock plans including the 1990 Employee Stock Purchase Plan.

        The cash compensation paid to each non-employee director in 2003 was as follows:  Mr. Comeau - $31,650; Mr. Hussey - $41,250; Mr. Frederick Kopko, Jr. - $29,800; Mr. LeCroy - $20,700; Mr. McBreen - $31,650; Mr. Nagaswami - $40,150; and Mr. Petrossi - $32,600.

EXECUTIVE OFFICERS OF THE COMPANY

        The executive officers of the Company are listed below.  The executive officers of the Company or its subsidiaries are appointed by the respective board of directors and hold office for one-year terms or until their respective successors have been duly elected. Frederick H. Kopko, Jr. is the brother of Edward M. Kopko.  Frederick H. Kopko, Jr. will resign as a director effective with the date of the annual meeting.  There were no other family relationships among any of the Company's executive officers and directors.

        Edward M. Kopko is the Chairman of the Board of Directors and Chief Executive Officer.  (See "Directors".)

        Michael C. Hellriegel, age 50, was appointed Senior Vice President-Finance and Treasurer in November 1995 and also became the Chief Financial Officer of the Company in April 1996.  Prior to that he had served as Vice President and Controller of the Company since January 1993 and of Butler Service Group, Inc. since August 1988.  Mr. Hellriegel received a B.S. degree from St. Peter's College and an M.B.A. degree, with a concentration in finance, from Fairleigh Dickinson University.  He is a Certified Public Accountant.  Mr. Hellriegel tendered his resignation effective April 30, 2004.

        Ivan Estes, age 60, has been Senior Vice President - Telecommunication Services since October 2002.  Mr. Estes joined the Company in December of 1990 as Regional Sales Manager after a 25-year career with GTE.  In 1993, he was promoted to Vice President, West Division and in 1996, he was promoted to Vice President and given general manager responsibility for telecommunications services.  He was promoted to Senior Vice President in 1998.  Mr. Estes graduated from Texas A&M University with a BBA in Management.

        James Beckley, age 51, was promoted to Senior Vice President - Technical Services and Project Engineering on April 30, 2004.  Mr. Beckley had been Division Vice President - Butler International, Inc. (Technical Group) since January 1999.  Mr. Beckley joined Butler in December of 1990 as the Vice President for the Northwest territory (San Jose and Seattle) of the former CTS division. Mr. Beckley has held a wide variety of positions with Butler that included management responsibility for all sales, recruiting, and administration for the CTS division, west of the Mississippi. He later became Vice President of BI Sales West, and eventually Vice President for all of BI Sales.  Mr. Beckley received a BA in Public Administration from California State University, Chico.

PRINCIPAL STOCKHOLDERS

        The following table presents information as of the Record Date regarding the beneficial ownership of the Company's common stock and Series B 7% cumulative convertible preferred stock by: (i) all persons known by the Company to be the beneficial owners of more than 5% of the common stock and/or preferred stock of the Company; (ii) each director and nominee; (iii) each executive officer named in the Summary Compensation Table on page 11; and (iv) all directors and executive officers as a group.  Under the rules of the Securities and Exchange Commission, "beneficial ownership" includes shares for which the individual, directly or indirectly, has or shares voting or investment power, whether or not the shares are held for the individual's benefit.  Unless otherwise stated, all shares are held directly with sole voting and investment power.  The business address of the named stockholders is the address of the Company, except as otherwise noted.  Except as disclosed in the chart below, the Company knows of no other person or group owning 5% or more of any class of the Company's voting securities.

	Common Stock[1]		Series B Preferred Stock[2]		Total Equivalent Voting Rights[3]
Name	Number of Shares Beneficially Owned	Percent of Class	Number of Shares Beneficially Owned	Percent of Class	Number of Shares	Percent of Total
Edward M. Kopko	1,800,607[4]	15.5%	1,228,992	21.3%	3,029,599	17.4%
Frederick H. Kopko, Jr. [5]	398,953[6]	3.5%	1,319,907[7]	22.8%	1,718,860	10.0%
Hugh G. McBreen	337,371[8]	2.9%	1,277,299[9]	22.3%	1,614,670	9.4%
Nikhil S. Nagaswami[10]	186,000[11]	1.6%	--	--	186,000	1.1%
Thomas F. Comeau	109,747[12]	1.0%	--	--	109,747	0.6%
Walter O. LeCroy	83,000[13]	0.7%	--	--	83,000	0.5%
Louis F. Petrossi	18,000[13]	0.2%	--	--	18,000	0.1%
Ronald Uyematsu	--	--	--	--	--	--
Frank H. Murray	11,000	0.1%	--	--	11,000	0.1%
Wesley B. Tyler	150,000[14]	1.3%	--	--	150,000	0.9%

Michael C. Hellriegel	205,388[15]	1.8%	--	--	205,388	1.2%
Ivan Estes	83,556[16]	0.7%	--	--	83,556	0.5%
James Beckley	112,037[16]	1.0%	--	--	112,037	0.7%

Estate of John F. Hegarty	148,700[17]	1.3%	814,225	14.1%	962,925	5.6%
David M. Knott	996,600[18]	8.8%	--	--	996,600	5.8%

All directors and executive officers as a group (13 persons)	3,495,659[19]	28.2%	3,826,198	66.2%	7,321,857	40.2%

1                      Assumes as to each person or entity the exercise of his or its options and warrants.

2                      Series B Preferred Stock consists of 5,780,312 outstanding shares, has one vote per share, and is convertible into shares of
                Common Stock at a rate of 0.285 per share of Series B Preferred Stock.

3                      Does not assume conversion of Series B Preferred Stock.

4                      Includes 1,073,400 shares of restricted stock, which will vest on October 24, 2006 and is subject to forfeiture or acceleration of vesting upon certain events, and 328,767 shares that may be purchased upon exercise of options granted under Butler stock option plans.

5                      Frederick H. Kopko, Jr. will be resigning from the Board as of the date of the annual meeting.

6                      Includes 108,000 shares that may be purchased upon exercise of options granted under Butler stock option plans.  The business address of Mr. Kopko is 20 North Wacker Drive, Suite 2520, Chicago, IL 60606.

7                      Includes 8,464 shares owned by Mr. Kopko's wife (as to which Mr. Kopko disclaims beneficial ownership).

8                      Includes 5,437 shares beneficially owned by Mr. McBreen's children (as to which Mr. McBreen disclaims beneficial ownership),  and 123,000 shares that may be purchased upon exercise of options granted under Butler stock option plans.  The business address of Mr. McBreen is 20 North Wacker Drive, Suite 2520, Chicago, IL 60606.

9                      Includes 2,982 shares owned by Mr. McBreen's wife (as to which Mr. McBreen disclaims beneficial ownership).

10                    Mr. Nagaswami will not be standing for re-election to the Board.

11                    Consists of 186,000 shares that may be purchased upon exercise of options granted under Butler stock option plans.

12                    Includes 66,000 shares that may be purchased upon exercise of options granted under Butler stock option plans.

13                    Includes 18,000 shares that may be purchased upon exercise of options granted under Butler stock option plans.

14                    Consists of 150,000 shares held through Old Oak Partners, LLC.  Mr. Tyler is a managing member of Old Oak Partners, LLC.

15                    Includes 112,083 shares that may be purchased upon exercise of options granted under Butler stock option plans.

16                    Includes 68,500 shares that may be purchased upon exercise of options granted under Butler stock option plans.

17                    Includes 139,200 shares that may be purchased upon exercise of options granted under Butler stock option plans.

18                    Based on publicly available information reported on June 7, 2004, Mr. Knott may be deemed to own beneficially 996,600 shares of the Company's Common Stock.  Mr. Knott individually has the sole power to vote and to dispose of 539,000 shares of the Company's Common Stock held in the Knott Partners, L.P.'s account and, as managing member of Knott Partners Management, LLC, of 74,500 shares held in the account of the 3(c)(7) Fund.  As President of Dorset Management Corporation ("Dorset"), Mr. Knott (i) has the sole power to vote and dispose of 9,300 shares of Common Stock held in two client's accounts and (ii) shares with each of Dorset's other clients the power to vote and dispose of that part of the 364,500 shares held in each such client's respective accounts. The business address of Mr. Knott  is 485 Underhill Boulevard, Syosset, NY 11791.

19                    Includes 1,096,850 shares that may be purchased upon exercise of options granted under Butler stock option plans.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Compensation Committee is comprised entirely of independent directors and is advised by an independent consultant retained by the Company.  No employee of the Company serves on the Compensation Committee.  The Company employs Mr. Comeau's son in a non-executive officer position.  Mr. Comeau's son's compensation exceeds $60,000 annually.

REPORT OF THE COMPENSATION COMMITTEE
ON ANNUAL COMPENSATION OF EXECUTIVE OFFICERS

        The Company's executive compensation programs are intended to attract and retain qualified executives and to motivate them to achieve goals that will lead to increased stockholder value.  A portion of most executives' compensation is dependent upon the Company's profitability and appreciation in the market price of the Company's common stock.  Achievement of certain other corporate goals and individual performance objectives also impact executive compensation.

        The main components of executive compensation are: base salary, annual incentive cash bonus, and longer-term equity-based incentive compensation.  The Compensation Committee periodically reviews independent surveys, peer group compensation, compensation trends, and competitive factors in making judgments on the appropriate compensation package for each executive employee.  In certain cases, the Company has hired executive talent from outside, and both base pay and other compensation elements have been determined with the guidance of the executive search firm used for that purpose. The Compensation Committee's decisions also acknowledge that Butler's Retirement Program is very modest compared with many other companies, with the Company's Defined Benefit Plan frozen since 1996.

        The "Industry Report on Top Management Compensation - 2003/2004", published by Watson Wyatt Data Services ("WWDS"), was a primary source for reviewing the salaries of executive and non-executive officers.  WWDS is a leading provider of global compensation, benefits and employment practices information.  In the United states, over 5,000 organizations participate in one or more of their annual compensation and benefit surveys, ranging in size from emerging growth businesses to Fortune 1000 companies.  The Employers Association of New Jersey has indicated that WWDS is the survey service they use.  The Committee also reviewed the compensation of peer group CEOs as contained in their latest proxy statement filings.

        In its review, the Compensation Committee placed greater emphasis on total compensation than in the past.  In prior years, the Compensation Committee focused mainly on base salaries and total cash compensation for comparison with survey data such as provided by WWDS.  Although longer-term stock-based incentive compensation awards were made, total compensation, including stock options and other stock grants, was not compared with total compensation of executives of other companies.  In the case of Edward M. Kopko, the Company's CEO, although his total cash compensation may have been higher than the survey median and average in prior years, the Compensation Committee has determined that, when stock awards are included, his total compensation has been well below that of CEOs of companies of similar size based on sales and number of employees.

        Executive Employment Agreements:  On December 12, 2002, the Board of Directors and the Executive Compensation Committee approved the terms of a second amended and restated employment agreement (collectively, the "Employment Agreement") with Edward M. Kopko.  The terms of Mr. Kopko's Employment Agreement are set forth below under "Employment Agreements".

        Michael C. Hellriegel, the Company's Senior Vice President - Finance and Chief Financial Officer entered into a new employment agreement effective January 1996, as authorized by the Committee.  Ivan Estes, the Company's Senior Vice President - Telecommunication Services, entered into an employment agreement effective July 2001, as authorized by the Committee.  James Beckley, the Company's Senior Vice President - Technical Services and Project Engineering, entered into an employment agreement effective July 2001, as authorized by the Committee.  The terms of these employment agreements are set forth below under "Employment Agreements".

        Base Salary:  Using WWDS survey information, the Committee looked at the base salary and total cash compensation for each position compared with companies of similar size and complexity as determined by both sales range and number of full-time equivalent employees.  Except for certain equity adjustments or a significant increase in responsibilities, annual salary increases have generally been limited to cost of living adjustments.  In general, however, no salary increases were given during 2002 or 2003 to executive and non-executive officers.  In fact, the officer group had taken a 10% pay cut in late 2002, and these pay cuts were restored only recently on April 1, 2004.

        Based on the WWDS survey data, the base salaries of the Company's officers as a group are 15.1% below the Survey median salary and 21.7% below the average salary for their positions and company size.  Mr. Kopko's base salary individually is 12.9% below the median and 21.3% below the average for his position and company size.  His base salary is also below the CEO peer group median and average.  The Committee believes the salary comparisons are reasonable based on Butler's performance over the past several years and the fact that the officer group in general has received no salary increases since April 2001.

        Annual Incentive Cash Bonus:  Each executive officer and certain non-executive officers are eligible to participate in an annual cash bonus plan.  A contractual agreement is reached early in the year, with each such officer to be given the opportunity to earn a cash bonus generally based in part on the achievement of profitability and in part on the accomplishment of several key individual, department, or business unit objectives that are believed to be vital to the Company's success.  The financial objectives are generally based on operating income of the Company as a whole, or of a business unit, division or region -- rather than on target thresholds.  The mix between financial and non-financial objectives depends upon the nature of each executive's responsibilities.  An officer with bottom line responsibility typically has a greater portion of incentive bonus tied to the operating profit of his or her group.  However, all executive officers and non-executive officers have some portion of their bonus dependent upon the successful completion of non-financial objectives such as specific projects for their group and/or individually.

        The bonuses awarded in 2003 to the officers (other than the CEO) reflect the mix of corporate, department and individual performance achieved.   Because certain profit and other goals for 2003 were not met, some officers received smaller bonuses or even no bonus, resulting in total cash compensation for the officer group to be below the Survey median and average.

        During 2003, Mr. Kopko elected to receive shares of the Company's restricted stock in lieu of $510,000 bonus payments owed him in cash for the nine-month period ended September 30, 2003.  The Company granted 1,073,400 shares of restricted stock to him on October 24, 2003 at a value of $1,137,804 on the date of grant. These shares are restricted for three years, subject to forfeiture or acceleration of vesting upon certain events.

        The Committee notes that, although the Company continued to lose money in 2003, the Company and Mr. Kopko took a number of actions to position the Company for profitable growth in 2004.  These actions include an additional $6 million of overhead cost cuts in 2003 for a total of over $46 million in cost reductions since the second quarter 2001.  The further elimination of senior level positions has resulted in a leaner, flatter organization structure while placing more responsibility directly on the CEO.  The Company also continued to place primary emphasis on quality, customer satisfaction and the nurturing of customer loyalty.  The most recent annual survey shows customer satisfaction at 94%, the highest ever, with 70% of customers rating the Company their best in class service provider.  The Committee also noted that employee satisfaction remains strong despite minimal or no compensation gains the past two years.  Finally, the Company has successfully repositioned itself to benefit from increased demand from aerospace and defense related customers.  As a result of these actions and the improving economy, the Company believes the turnaround has been successful as evidenced by a profit in the first two quarters of 2004 and expected profitability for the full year.

        Longer-Term Equity-Based Incentive Compensation:  The Company has longer-term, equity-based plans whose purpose is to promote the interests of the Company and its stockholders by encouraging greater management ownership of the Company's Common Stock.  Such plans provide an incentive for the creation of stockholder value over the long term, since the full benefit of the compensation package cannot be realized unless an appreciation in the price of the Company's Common Stock occurs.  Additionally, these plans strengthen the Company's ability to attract and retain experienced and knowledgeable employees over a longer period and to furnish additional incentives to those employees upon whose judgment, initiative and efforts the Company largely depends.

        The plans currently in use are the 2003 Stock Incentive Plan and the 2002 Stock Incentive Plan, which replaced the 1992 Incentive Stock Option Plan, the 1992 Non-Qualified Stock Option Plan, the 1992 Stock Bonus Plan and the 1990 Employee Stock Purchase Plan.

        The Committee believes it is important that the CEO and other senior officers have a significant number of stock options whose value can provide a powerful incentive to driving the Company's bottom line and stock performance.  Stock option awards are based on an officer's level of responsibilities and expected contribution, rather than following the achievement of certain targets.  No stock option awards were granted in 2003.  In 2004, a total of 57,500 incentive stock options were awarded to four officers, including 25,000 incentive stock options to two Named Executive Officers.

        The Committee going forward will be placing greater attention on total compensation, including the equity component, when comparing the compensation of the Company's executive officers with survey data on other companies' practices.   Notwithstanding that the award of restricted stock to Mr. Kopko was in lieu of most of his cash bonus, the value of his restricted stock award is well below the WWDS survey median and average value for stock options and restricted stock grants.  It is also at the low end of the CEO peer group median and average stock option and restricted stock value.  The Committee also noted that, according to WWDS, 87% of the companies surveyed grant stock options annually to their executive officers.  The Company, on the other hand, has granted stock options to its CEO on average only every three years in smaller quantities as a multiple of salary, and to other executive officer on an irregular basis.

        The Committee believes that, in general, the executive compensation policies and programs serve the interests of the stockholders and will continue to seek ways to make them better.  Such compensation is intended to be a function of the Company's increase in profits and share price value over a longer-term perspective.  At the same time, the Committee plans to review the ways in which the Company provides incentives to its executives, particularly stock-based compensation, and will continue to seek ways to make them better.

        Internal Revenue Code Section 162(m):  Section 162(m) of the Code prevents publicly held corporations, including the Company, from taking a tax deduction for compensation paid to a "covered employee" in a taxable year to the extent that the compensation exceeds $1 million and is not qualified performance-based compensation under the Code.  Generally, covered employees are the Named Executive Officers.  At the Company's 1999 Annual Meeting, the Stockholders approved amendments to and restatements of the Company's Employee Stock Plans and the Company's Performance Bonus Plan for the President and Chief Executive Officer in compliance with Section 162(m) of the Code.  As a result, the compensation realized in connection with stock options and cash awards granted thereunder to the CEO, except as modified by the amended employment agreement dated December 12, 2002, may be excluded from the deduction limit.  The Committee's intent is to preserve the deductibility of compensation payments and benefits to the extent reasonably practical.  The Committee, however, retains the discretion to authorize compensation that does not qualify for income tax deductibility.

COMPENSATION COMMITTEE
     Thomas F. Comeau              Walter O. LeCroy                 Ronald Uyematsu

The following table summarizes cash and non-cash compensation for each of the last three fiscal years awarded to, earned by or paid to the Company's Chief Executive Officer and the other three executives officers for the year ended December 31, 2003 (collectively, the "Named Executive Officers").  In 2003, the Company only had four executive officers.

SUMMARY COMPENSATION TABLE
		Annual Compensation				Long-Term Compensation Awards[3]
Name & Principal Position	Year	Salary ($)[1]		Bonus ($)	Other Annual Compensation ($)[2]	Securities Underlying Options (#)	All Other Compensation ($)[4]
Edward M. Kopko President and CEO	2003 2002 2001	$425,844 449,950 449,781	$31,339 229,382 276,086	$286,140[3] 518,612[5] 313,665[6]	$1,137,8044 -- --	-- 62,667 --	$67,220 67,423 67,412
Michael C. Hellriegel Sr. VP - Finance, Treasurer, and CFO	2003 2002 2001	224,640 241,920 242,400	124,800 144,800 122,928	1,074 11,684 1,074	-- -- --	-- 33,333 --	990 979 890
Ivan Estes Sr. VP - Telecom Services	2003 2002 2001	153,000 164,769 159,231	40,000 35,000 62,689	-- -- --	-- -- --	-- 40,000 --	606 389 421
James Beckley Sr. VP - Technical Services	2003 2002 2001	127,800 137,631 136,249	69,125 66,523 65,590	-- -- --	-- -- --	-- 40,000 --	1.085 1,073 732

1                      No options were repriced during the last fiscal year or at any time since the Company's inception.

2                      Consists of imputed cost of Company-paid term life insurance.  For Mr. Edward M. Kopko, amount includes Company insurance payments of $66,992 for each of 2003, 2002 and 2001.

3                      Consists of imputed interest on loans to buy common stock of the Company in the amount of $133,233 and tax gross-up on imputed interest and insurance payments in the amounts of $101,748 and $51,159, respectively.

4                      During 2003, the CEO elected to receive shares of the Company's restricted stock in lieu of $510,000 bonus payments owed him in cash for the nine-month period ended September 30, 2003. The Company granted 1,073,400 shares of restricted stock to him under the 2003 Stock Incentive Plan. The stock is restricted for three years, subject to forfeiture or acceleration of vesting upon certain events.  The market value of the restricted shares at December 31, 2003 was $1,620,834.

5                      Consists of imputed interest on loans to buy common stock of the Company in the amount of $133,233 and tax gross-up on imputed interest, insurance payments, 2001 bonus payments and stock awards in the amounts of $117,678, $59,169, $183,537 and $24,995, respectively.

6                      Consists of imputed interest on loans to buy common stock of the Company in the amount of $133,233 and tax gross up on imputed interest and insurance payments in the amounts of  $120,063 and $60,369, respectively.

Employment Contracts and Termination of Employment and Change-in-Control Arrangement

        On December 12, 2002, as the result of the Sarbanes-Oxley Act of 2002 and management salary reductions, the Board of Directors and the Executive Compensation Committee approved the terms of a second amended and restated employment agreement (collectively, the "Employment Agreement") with Edward M. Kopko.  Under the Employment Agreement, Mr. Kopko has agreed to serve as President, Chairman of the Board and Chief Executive Officer of the Company, and in a similar capacity for the Company's subsidiaries, for a term commencing on January 1, 1991 and terminating three years after a notice of termination is given by either the Company or Mr. Kopko, subject to earlier termination in accordance with the terms of the Employment Agreement.

        The Employment Agreement provides for base compensation and annual raises of not less than five percent of the prior year's salary.  The employment agreement, however, further provides that (i) during the year 2002, Mr. Kopko's salary reflected a ten percent reduction effective September 2002: (ii) Mr. Kopko would not receive the automatic five percent salary increase for the year 2002; (iii) Mr. Kopko would not receive the automatic five percent increase for the year 2003 and (iv) Mr. Kopko will not receive the automatic five percent increase for the year 2004.  Mr. Kopko will also receive payment of a performance bonus (referred to in the Employment Agreement as an annual cash bonus) in an amount equal to five percent of the Company's operating income of $3 million or less, plus three percent of operating income above $3 million, but not less than $150,000 per quarter.  The Employment Agreement also provides for an incentive bonus based on the successful completion of management objectives and other factors.  In no event is the total annual bonus to exceed four times Mr. Kopko's base salary.

        "Operating Income" is defined in the Employment Agreement as net income of the Company's principal operating subsidiary before adjustments for Federal and State income taxes and taxes imposed at the federal/national level by foreign countries (based upon income), and excluding extraordinary items.  "Operating income" is also defined to exclude such items as corporate expense allocation from the Company and certain goodwill amortization, and to include items such as general and administrative expense and related working capital interest income and expense.

        The Employment Agreement further provides that prior to the end of the first three calendar quarters of each year, the Company shall pay to Mr. Kopko an amount equal to the sum of the following: (i) eighty percent of the Company's estimate of Mr. Kopko's performance bonus for said quarter based on the operating income of the Company, as reported to the Board of Directors for the quarter; and (ii) eighty percent of the Company's incentive bonus for said quarter, based on satisfactory progress toward completion of the management objectives.  The remaining payment will be made within ninety days of the end of the fiscal year.

        The previous employment agreement entered into between the Company and Mr. Kopko contained a performance-based bonus plan for Mr. Kopko (the "Performance Bonus Plan") which is intended to comply with the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").  Section 162(m) generally authorizes the tax deduction of compensation in excess of $1,000,000 per taxable year payable to a chief executive officer (and certain other officers) only where such compensation is based on performance, satisfies certain other requirements, and is approved by the stockholders. The Company's stockholders approved the Performance Bonus Plan at the Company's 1999 Annual Meeting, and Mr. Kopko's compensation in excess of $1 million, except as may be modified by the December 12, 2002 amended employment agreement, is believed to be fully tax-deductible.

        Mr. Kopko is also entitled to benefits, including stock options and payment of taxes on his behalf based on imputed income. If the Company breaches its duty under the Employment Agreement, if Mr. Kopko determines in good faith that his status with the Company has been reduced, or if, after a change in control of the Company, Mr. Kopko determines in good faith that the financial prospects of the Company have significantly declined, Mr. Kopko may terminate his employment and receive all salary and bonus owed to him at that time, pro rated, plus three times the highest annual salary and bonus paid to him in the three years immediately preceding the termination.

        The Company and General Electric Capital Corporation ("GECC") on March 28, 2003, entered into a third amendment and waiver of its credit facility dated September 28, 2001 (the "GE Third Amendment"), whereby, among other things, certain scheduled amortization payments were waived and certain covenants were modified. Additionally, the GE Third Amendment provides that certain compensation payments to senior executive officers may only be paid in the form of non-cash consideration.  During 2003, the CEO elected to receive shares of the Company's restricted stock in lieu of $510,000 bonus payments owed him in cash for the nine-month period ended September 30, 2003. The Company granted 1,073,400 shares of restricted stock to him under the 2003 Stock Incentive Plan. The stock is restricted for three years, subject to forfeiture or acceleration of vesting upon certain events.

        In January 1996, the Company entered into an employment agreement with Michael C. Hellriegel.  Mr. Hellriegel's employment agreement is terminable by either party with four months prior notice.  Mr. Hellriegel was eligible for bonuses of up to 50% of his base salary, based on the Company obtaining specified management objectives (as defined) and other factors.  The employment agreement provided that if Mr. Hellriegel's employment was terminated other than for cause, he would be entitled to four months salary.  The agreement provided that Mr. Hellriegel will not compete with the Company for a period of one year after termination of employment.  Mr. Hellriegel tendered his resignation effective April 30, 2004.

        In July 2001, the Company entered into an employment agreement with Ivan Estes.  Mr. Estes' employment agreement is terminable by either party with four months prior notice.  Mr. Estes is eligible for bonuses of up to 50% of his base salary, based on the Company obtaining specified management objectives (as defined) and other factors.  The employment agreement provides that if Mr. Estes' employment is terminated other than for cause, he will be entitled to four months salary.  The agreement provides that Mr. Estes will not compete with the Company for a period of one year after termination of employment.

        In July 2001, the Company entered into an employment agreement with James Beckley.  Mr. Beckley's employment agreement is terminable by either party with four months prior notice.  Mr. Beckley is eligible for bonuses of up to 50% of his base salary, based on the Company obtaining specified management objectives (as defined) and other factors.  The employment agreement provides that if Mr. Beckley's employment is terminated other than for cause, he will be entitled to four months salary.  The agreement provides that Mr. Beckley will not compete with the Company for a period of one year after termination of employment.

Stock Options Grants in Fiscal Year 2003

        No stock options or stock appreciation rights were granted during 2003 to the Named Executive Officers.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

        No options were exercised by the Named Executives Officers in fiscal year 2003.  This table shows information regarding the number and value of options held at year-end by the Named Executives Officers.

2003 YEAR-END OPTION VALUES
			Number of Securities Underlying Unexercised Options at 2003 Year-End	Value of Unexercised In-the-Money Options at 2003 Year-End
Name of Individual	Shares Acquired On Exercise	Value Realized	Exercisable/ Unexercisable	Exercisable/ Unexercisable

Edward M. Kopko	0	$0	256,9891 / 71,778	$0 / $0
Michael C. Hellriegel	0	$0	89,8612 / 22,222	$0 / $0
Ivan Estes	0	$0	31,8333 / 26,667	$0 / $0
James Beckley	0	$0	26,8334/ 26,667	$0 / $0

1                      Consists of: (1) non-qualified stock options for 26,100 shares, granted in 1986 and 1987 at an option price of $6.68 per share; (2) currently exercisable options to purchase 90,000 shares under the 1992 Incentive Stock Option Plan, granted on August 2, 1993, at an exercise price of $2.93 per share; (3) options for 150,000 shares under the 1992 Non-Qualified Plan, granted on December 1, 1999, at an exercise price of $8.00 per share, of which 30,000 became exercisable on each of December 1, 2000, 2001, 2002 and 2003 and 30,000 will become exercisable on December 1, 2004;and (4) options for 62,667 shares under the 1992 Incentive Stock Option Plan granted on March 1, 2002, at the  exercise price of $2.12 per share, of which 20,889 became exercisable on March 1, 2003 and 20,889 will become exercisable on each of March 1, 2004 and 2005.

2                      Consists of: (1) currently exercisable incentive stock options for 15,000 shares granted in December 1995 at an exercise price of $2.92 per share; (2) currently exercisable incentive stock options for 11,250 shares granted in January 1997 at an exercise price of $6.67 per share; (3) currently exercisable incentive stock options for 7,500 shares granted in December 1997 at an exercise price of $11.25 per share; (4) currently exercisable incentive stock options for 15,000 shares granted in December 1998 at an exercise price of $14.58 per share; (5) currently exercisable incentive stock options for 30,000 shares granted in December 1999 at an exercise price of $8.00 per share; and (6) incentive stock options for 33,333 shares under the 1992 Incentive Stock Option Plan granted on March 1, 2002, at the  exercise price of $2.12 per share, of which 11,111 became exercisable on March 1, 2003 and 11,111 will become exercisable on each of March 1, 2004 and 2005.  Mr. Hellriegel tendered his resignation effective April 30, 2004.  In consideration for past services on behalf of the Company, the Company issued amended stock option agreements on May 1, 2004 for the above stock options providing as follows: (i) options set forth in (1) will expire on December 6, 2005; (ii) options set forth in (2) through (5) expire June 30, 2004; and (iii) the options set forth in (6) shall vest and be exercisable immediately and will expire on March 1, 2007.

3                      Consists of: (1) currently exercisable incentive stock options for 4,500 shares, granted in December 1996 at an exercise price of $6.42 per share; (2) currently exercisable incentive stock options for 4,500 shares granted in December 1997 at an exercise price of $11.25 per share; (3) currently exercisable incentive stock options for 4,500 shares granted in April 1999 at an exercise price of $13.00 per share; (4) currently exercisable incentive stock options for 5,000 shares granted in February 2000 at an exercise price of $9.69 per share; and (5) options for 40,000 shares under the 1992 Incentive Stock Option Plan granted on March 1, 2002, at the  exercise price of $2.12 per share, of which 13,333 became exercisable on March 1, 2003 and 13,333 will become exercisable on each of March 1, 2004 and 2005.

4                      Consists of: (1) currently exercisable incentive stock options for 3,000 shares, granted in December 1996 at an exercise price of $6.42 per share; (2) currently exercisable incentive stock options for 3,375 shares granted in December 1997 at an exercise price of $11.25 per share; (3) currently exercisable incentive stock options for 3,375 shares granted in April 1999 at an exercise price of $13.00 per share; (4) currently exercisable incentive stock options for 3,750 shares granted in February 2000 at an exercise price of $9.69 per share; and (5) options for 40,000 shares under the 1992 Incentive Stock Option Plan granted on March 1, 2002, at the  exercise price of $2.12 per share, of which 13,333 became exercisable on March 1, 2003 and 13,333 will become exercisable on each of March 1, 2004 and 2005.

RETIREMENT PLANS

        Staff employees of the Company, including the executive officers referred to in the Summary Compensation Table, are entitled to participate in the Butler Service Group, Inc. Defined Benefit Plan (the "Plan"), which is a non-contributory, defined benefit retirement plan.  The Defined Benefit Plan was frozen as of December 31, 1996.  Retirement benefits are computed on the basis of a specified percentage of the average monthly base compensation (during any 60 consecutive months of an employee's final 120 months of employment which results in the highest average) multiplied by the employee's years of credited service.  The Plan provides for several optional forms of benefit payment including a straight life annuity, a 50% joint and survivor annuity, a period certain annuity, and a lump sum.  Retirement benefits are in addition to benefits payable from Social Security.  Normal retirement age is 65, although benefits may begin as early as age 55 with ten years of service.  A pension benefit is vested after five years of service.

As of December 31, 1996, the Named Executive Officers had the following years of credited service for retirement compensation purposes: Mr. Kopko--11, Mr. Hellriegel--15, Mr. Estes--6, and Mr. Beckley--6.  The following table shows the estimated annual retirement benefits payable assuming that retirement occurs at age 65.

PENSION PLAN TABLE
Average Annual Earnings for the Highest Consecutive	Years of Service
60 Months of the Last 120 Months Prior to 1/1/97	10	15	20	25

$100,000	$11,532	$17,298	$23,064	$28,830
$150,000*	$17,532	$26,298	$35,064	$43,830

*Salary limited by terms of Plan and the law to $160,000 as of January 1, 1997.  For Mr. Kopko, the compensation used for service prior to 1994 is $235,840.

        The above pensions are offset by pension equivalents from two other plans: (1) The Company sponsored Employee Stock Ownership Plan ("ESOP"); and (2) Pensions purchased from Nationwide Insurance Company due to termination of predecessor plan.  The ESOP has approximately 46,000 shares of the Company's stock.  The shares of stock were allocated to employees over seven years beginning in 1987 and ending in 1993.

        The Company established a 401(k) savings plan ("401(k) Plan") for all employees.  The 401(k) Plan is designed to provide an incentive for employees of the Company, including the Named Executive Officers, to save regularly through payroll deductions.  The Company may make matching contributions or other additional discretionary contributions to the 401(k) Plan in amounts determined by the Employee Benefits Administrative Committee.  As of September 1, 2002, the Company suspended its matching program.

        The Company also maintains a supplemental executive retirement plan ("SERP") for certain key employees, including the Named Executive Officers. The SERP allows participants to defer, on a pre-tax basis, a portion of their salary and bonus and accumulate tax-deferred earnings, plus investment earnings on the deferred balances, as a retirement fund.  Participants do not receive a Company match on any of these deferrals.  All employee deferrals vest immediately.

PERFORMANCE GRAPH

        The following graph compares the cumulative total return on the Company's common stock for the last five years with the cumulative total return of the NASDAQ Market Index and a self-constructed peer group of companies.  The peer group companies are CDI Corporation, Comforce Corporation, Computer Horizons Corporation, Dycom Industries, Inc., Keane, Inc., Kelly Services, Inc., Mastec, Inc., Quanta Services, Inc., RCM Technologies, Inc., and SOS Staffing Services, Inc.  The results are based on an assumed $100 invested on December 31, 1998 and the reinvestment of dividends.

CERTAIN TRANSACTIONS

        Under various approved stockholder option plans and stock purchase agreements, Messrs. Frederick H. Kopko, Jr., McBreen and Edward M. Kopko have executed non-recourse, non-interest bearing notes to the Company to purchase common stock.  The shares of the stock purchased by such individuals in connection with the loans collateralize the loans and each individual has entered into a pledge agreement and has executed a secured non-recourse promissory note.  The loans are payable on the later of the specific date set forth in such promissory notes or the date when the officer fails to remain continuously employed by the Company (or, with respect to the directors, the 30th day after the voluntary termination of the director's directorship).  At December 31, 2003, the outstanding aggregate balance of the loans to Messrs. Frederick H. Kopko, Jr., McBreen and Edward M. Kopko for stock purchases and the largest aggregate principal amount of the loans outstanding during 2003 was $1,395,193, $991,281 and $1,616,977, respectively.  Except for one note from Frederick H. Kopko, Jr., in the original amount of $201,600 with a December 31, 2003 balance of  $137,661and two notes totaling $96,000 which Frederick H. Kopko, Jr. repaid in March 2004, the full principal amount of each loan set forth above is currently outstanding and has been outstanding since the date of the loans.  In 1999, the Company also provided Edward M. Kopko with a non-interest bearing loan in the amount of $822,441 to enable him to meet his tax obligation on options exercised in that year. The full principal amount of this loan is currently outstanding and has been outstanding since the date of the loan.  The loans to these directors and executive officer were made prior to the effective date of the prohibition of loans to directors and executive officers under the Sarbanes-Oxley Act of 2002, and are grandfathered under such Act.

        Pursuant to the Settlement Agreement, current directors with outstanding loans to the Company have agreed, subject to certain limitations, to repay certain outstanding loans through cash payments or tender to the Company of shares of stock of the Company, provided that the closing price of the Company's Common Stock reaches or exceeded $10.00 per share, averages $10.00 per share over a period of thirty conservative days, and does not fall below such $10.00 per share purchase price prior to repayment.

        Also, the Company has advanced amounts to Edward M. Kopko against his future bonuses.  The outstanding aggregate balance of the advances to Edward M. Kopko on December 31, 2003 was $665,295 and the largest aggregate amount of advances outstanding during 2003 was $696,634.  In 2003, the Company and Edward M. Kopko agreed on a repayment plan whereby certain bonus amounts due him will be used to pay down his outstanding advance balance.  During the year, a bonus in the amount of $31,339 was applied against his advances.

        The Company employs Mr. Comeau's son whose compensation exceeds $60,000 annually.  The Company also employs Edward M. Kopko's wife whose compensation exceeds $60,000 annually.

        Two members of the Company's current Board of Directors, Messrs. Frederick H. Kopko, Jr. and McBreen, are partners in the Company's outside legal counsel, McBreen & Kopko.  Frederick H. Kopko, Jr. is also the brother of Edward M. Kopko.  During 2003, the Company incurred approximately $1,008,000 in fees and expenses to McBreen & Kopko.  Frederick H. Kopko, Jr. will resign as a director effective with the date of the annual meeting.

        Since 1994, the Company has provided payroll and administrative services to Chief Executive Magazine, Inc. ("Chief Executive").  During 2001, Mr. Edward M. Kopko became the chairman of the board of directors and chief executive officer of Chief Executive.  Mr. Edward M. Kopko holds a minority ownership share in Chief Executive Group, L.P., the limited partnership that owns the magazine.  Mr. Edward M. Kopko received cash distributions from Chief Executive related to the repayment of a personal loan made to Chief Executive in the amount of $300,000 (including principal and interest).  Other than as set forth above, Mr. Edward M. Kopko and his affiliates have not received any payments from Chief Executive.  Total payroll and administrative services provided to Chief Executive totaled approximately $3.8 million, $5.1 million and $5.1 million in 2003, 2002 and 2001, respectively.  Included in accounts receivable at December 31, 2003 and 2002 are approximately $7.5 million and $5.9 million, respectively, due from Chief Executive.  In addition, at December 31, 2003 and 2002, Chief Executive had a note payable to the Company of approximately $1.2 million and $1.3 million, respectively, which is included in the other current assets.  The note bears interest at three hundred basis points above the prime rate (7.0% at December 31, 2003) and included accrued interest of approximately $84,000 and $122,000 at December 31, 2003 and 2002, respectively.  In 2003 and 2002, due to the continuing deterioration of the financial condition of Chief Executive, the Company increased its allowance for doubtful accounts and notes by $1.8 million and $3.7 million, respectively, to cover its estimated losses resulting from Chief Executive's inability to make required payments.

        The Company has a first secured position in the assets of Chief Executive.  In March 2004, the Company's Board of Directors approved assuming full ownership of Chief Executive's assets.  It is anticipated that ownership will be achieved through a non-judicial proceeding to transfer all of the assets and certain liabilities of Chief Executive.  Such transfer will require the consent of the present beneficial owners, including Mr. Edward M. Kopko.  Mr. Edward M. Kopko has agreed to consent to such transfer.

PROPOSAL 2: APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        Deloitte & Touche has been selected by the Board of Directors to serve as the independent public accountants for the Company and its subsidiary corporations for the fiscal year ending December 31, 2004.  The appointment is being submitted to the stockholders for ratification.  Auditing services to be rendered by Deloitte & Touche will include the examination of the annual consolidated financial statements, review of unaudited quarterly statements, assistance with Securities and Exchange Commission filings, and consultations in connection with various audit related matters.  The firm has been the auditors for the Company and its subsidiaries since the Company's inception in 1985.

        Representatives of the firm are expected to be present at the Annual Meeting to respond to stockholders' questions and to have the opportunity to make any statements they consider appropriate.

        The proposal to appoint Deloitte & Touche as the independent public accountants requires the approval of holders of a majority of the shares of the Company's common stock and the Company's 7% Series B cumulative convertible preferred stock, voting together as a single class, present and entitled to vote at the Meeting.

        The Board of Directors unanimously recommends a vote FOR the adoption of Proposal 2 on the appointment of the independent public accountants.

PROPOSAL 3:  PROPOSAL TO AMEND THE BUTLER
INTERNATIONAL, INC. 2002 STOCK INCENTIVE PLAN

        The Board of Directors recommends the adoption of an amendment to the Company's 2002 Stock Incentive Plan (the "2002 Plan") to increase the number of shares subject to options from 1,500,000 to 2,000,000.  The Board adopted the 2002 Plan on February 27, 2002, and it became effective upon approval of the Company's stockholders at the 2002 Annual Meeting.  Since April 2002, the Company has granted options for 248,500 shares under this plan, leaving a balance available of 1,251,500.  A summary description of the 2002 Plan is set forth below.  The text of the 2002 Plan with proposed amendments is set forth in Exhibit B to this Proxy Statement.

Summary Description of the 2002 Plan

        Purpose of the 2002 Plan and Effect on Prior Plans.  The 2002 Plan allows the Company to grant to participants stock options to purchase shares of the Company's Common Stock, the right to purchase stock, and stock appreciation rights.  The purpose of the 2002 Plan is to enable the Company to offer participants an opportunity to acquire an equity interest in the Company.  The Company believes that this will improve the Company's ability to attract, retain and reward employees, directors and other persons providing services to the Company.  It will also strengthen the mutuality of interests between plan participants and the Company's stockholders by providing those participants with a proprietary interest in the Company's long-term growth and financial success.  From and after the effective date of the 2002 Plan, no awards shall be granted under the Company's earlier stock option and stock bonus plans.  The 2003 Stock Incentive Plan will remain in full force and effect.

        Eligibility and Participation.  Generally, all employees, directors, and other persons providing bona fide services to the Company or any of the Company's subsidiaries or affiliates are eligible to receive awards under the 2002 Plan. Subject to the adjustments described below, the Company may not issue more than 200,000 shares of Common Stock pursuant to awards granted to any single participant during any calendar year.  Currently, the Company has over 3,200 full-time employees.  The Company has not, however, determined the number of persons who will be eligible to participate in the 2002 Plan at this time.  In addition, the Company has not determined the individuals who will receive awards, the awards that the Company will grant to any individual or group of individuals, or the amounts to be payable with respect to awards.

        Administration of the 2002 Plan.  A committee appointed by the Company's board consisting of two or more members of the Company's board administers the 2002 Plan.  The committee has the authority to interpret the 2002 Plan and to adopt rules and procedures relating to the administration of the 2002 Plan.

        Shares Subject to the 2002 Plan.  Subject to adjustments to reflect certain corporate events that are described below, the Company may currently grant awards with respect to a maximum number of 1,500,000 shares of the Company's Common Stock under the 2002 Plan, however, if the proposal to amend the 2002 Plan is adopted, the maximum number of shares that can be granted under the 2002 Plan would increase to 2,000,000 shares of the Company's Common Stock.  The Company may not further increase this maximum number of shares without the approval of the Company's stockholders.  If an award granted under the 2002 Plan expires or terminates without having been exercised in full, the shares of Common Stock remaining unissued under that award will again become available for issuance under the 2002 Plan.  The Company will issue the shares of Common Stock to be issued under the 2002 Plan directly from the Company's authorized but unissued shares of Common Stock.

        Options.  Options granted under the 2002 Plan may be either incentive stock options ("ISOs"), or nonqualified stock options ("NQSOs").  The Company will determine the terms and conditions of each option and include them in a written agreement between the individual and the Company.  The terms of each option will set forth:

·         the per share exercise price of the option;

·         the termination date of the option, which will not be later than ten years after the date of grant; and

·         the effect on the option of the termination of the participant's employment.

        Each option will also contain other terms and conditions that the Company may establish.  Except as otherwise provided by the administrator of the 2002 Plan with respect to any award, awards are not transferable during the individual's lifetime.

        To the extent an option is intended to qualify as an ISO, the option is required to have terms and conditions consistent with the requirements for that treatment under the Internal Revenue Code.  ISOs are subject to the following special restrictions:

·         ISOs may only be granted to the Company's, or the Company's subsidiaries', employees;

·         the exercise price for an ISO must be at least equal to 100%, or 110% in the case of stockholders holding more than 10% of the total combined voting power of all classes of the Company's stock, of the fair market value of the Company's Common Stock, determined on the date of the grant;

·          the aggregate fair market value of the shares of Common Stock issuable upon exercise of all ISOs granted to a participant, determined at the time each ISO is granted, that become exercisable for the first time during a calendar year cannot exceed $100,000; and

·         ISOs must terminate no later than the first to occur of: (1) ten years, or five years for stockholders holding more than 10% of the total combined voting power of all classes of the Company's stock, from the date of grant; and (2) three months following the termination of the participant's employment, unless the termination is the result of the participant's death or disability or if the participant dies during the three month period following the termination, in which case other rules apply.

        If the Company enters into an agreement to dispose of all or substantially all of the Company's assets or stock by means of a sale, merger or other reorganization, liquidation, or otherwise, all outstanding options shall become immediately exercisable with respect to the full number of shares of Common Stock subject to the options during the period commencing as of the date of the agreement to dispose of all or substantially all of the Company's assets or stock and ending when the disposition of assets or stock contemplated by that agreement is consummated or the options are otherwise terminated in accordance with their provisions; provided that no option shall be immediately exercisable on account of any agreement of merger or other reorganization where the Company's stockholders immediately before the consummation of the transaction will own at least 50% of the total combined voting power of all classes of stock entitled to vote of the surviving entity (whether the Company or some other entity) immediately after the consummation of the transaction.  In the event the transaction contemplated by the agreement is not consummated, but rather is terminated, canceled or expires, the options shall thereafter be treated as if that agreement had never been entered into.

        Reload Options.  Reload options may be issued under the 2002 Plan in addition to an option grant under the 2002 Plan.  The Company may authorize reload options to purchase the number of shares of Common Stock used to exercise the underlying option.  Each notice evidencing the grant of an option shall state whether the Company has authorized reload options with respect to the underlying option grant.  The option price per share of the Common Stock deliverable upon exercise of the reload option shall be the fair market value of a share of Common Stock on the date of exercise of the underlying option.  Each reload option is fully exercisable from the date of exercise of the underlying option and shall remain exercisable for the remaining term of the underlying option.

        Stock Grants.  Shares of Common Stock may be issued under the 2002 Plan either alone or in addition to other awards granted under the 2002 Plan.  The Company will determine the terms and conditions of each stock grant and include them in a written agreement between the individual and the Company.  Recipients of stock grants may not be required to pay for the acquisition of Common Stock but will be subject to tax consequences and resale restrictions.  Recipients of stock grants may have all of the rights of the Company's stockholders, including the right to vote the shares subject to the stock grant and to receive any dividends with respect to the stock grant, or the recipient's rights may be restricted.  If an employee terminates employment during a restriction period that the Company may establish, any shares received pursuant to a stock grant may be forfeited.

        Stock Appreciation Rights.  Stock appreciation rights, or SARs, may be issued under the 2002 Plan either alone or in addition to other awards granted under the 2002 Plan.  The Company will determine the terms and conditions of each SAR grant and include them in a written agreement between the individual and the Company.  Upon the exercise of a SAR, the recipient shall be entitled to receive the excess of the fair market value of one share of stock over the exercise price per share specified in the related option or SAR, multiplied by the number of shares in respect of which the SAR shall have been exercised.  The exercise price per share of a SAR shall be the fair market value of a share of Common Stock on the date of grant.

        Grants to Outside Directors.  Subject to certain exceptions described in the 2002 Plan, options to directors who are not the Company's employees are granted automatically on the day of the annual meeting of the Company's stockholders of each year during the term of the 2002 Plan without further action, beginning as of the 2002 annual meeting of stockholders.  Each such grant is for a non-qualified option to purchase 18,000 shares of Common Stock.  The exercise price for options granted to outside directors shall be 100% of the fair market value of the Common Stock on the date of grant.

        Modification of Awards.  The Company has the authority to modify any outstanding award as the Company considers appropriate, including the authority to accelerate the right to exercise any option, and extend or renew any option.  However, the Company may not modify any award in a manner adverse to the participant holding that award without that participant's consent.  Furthermore, the Company may not reduce the exercise price of any outstanding option without first obtaining the approval of the Company's stockholders.

        Adjustments.  In connection with certain types of corporate events like stock splits, stock dividends, recapitalizations, reorganizations, mergers, consolidations and spinoffs, the Company may make appropriate and equitable adjustments to:

·         the aggregate number and kind of shares for which the Company can grant awards under the 2002 Plan;

·         the maximum number of shares that may be granted to any one individual under the 2002 Plan;

·         the number and kind of shares covered by outstanding awards; and

·         the per share exercise price of outstanding options.

        Tax Matters.  The Company is authorized to withhold from the compensation of the participants amounts necessary to satisfy the tax withholding obligations arising from the 2002 Plan.  If the Company intends any award to qualify as "qualified performance-based compensation," as defined in the regulations promulgated under section 162(m) of the Internal Revenue Code, the Company intends to grant the award in a manner and subject to terms and conditions required for the award to so qualify.

        Compliance with Securities Laws.  The Company is not obligated to issue any Common Stock under the 2002 Plan if the Company determines that the issuance would violate applicable state or federal securities laws.  The Company intends to file a registration statement on Form S-8 to register the issuance of shares under the 2002 Plan following the approval of the 2002 Plan, as amended, by the Company's stockholders.

        Termination or Amendment of the 2002 Plan.  The 2002 Plan will terminate on April 15, 2012.  The Company cannot grant awards under the 2002 Plan after its termination date.  Termination of the 2002 Plan will not affect the rights of any participant with respect to any award outstanding as of the time of the termination. The Company's board may also amend or terminate the 2002 Plan at any time.  However, no amendment may adversely affect the rights of any participant with respect to any outstanding award without the participant's consent.

Federal Income Tax Consequences of the 2002 Plan

        The following discussion is a general summary of the principal United States federal income tax consequences under current law relating to awards under the 2002 Plan.  This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences.  The Company encourages participants to consult their own tax advisors with respect to the tax consequences of their participation in the 2002 Plan.

        Incentive Stock Options.  A participant will not recognize taxable income upon the grant or the exercise of an ISO, and the Company is not entitled to an income tax deduction as the result of the grant or exercise of an ISO. Any gain or loss resulting from the subsequent sale of shares of Common Stock acquired upon exercise of an ISO will be capital gain or loss if the sale is made after the later of: (i) two years from the date of grant of the ISO; or (ii) one year from the date of exercise of the ISO.

        The amount by which the fair market value, determined on the date of exercise, of the shares of Common Stock purchased upon exercise of an ISO exceeds the exercise price is also an item of tax preference that may be subject to alternative minimum tax in the year that the ISO is exercised.

        If a participant sells Common Stock acquired upon the exercise of an ISO prior to the expiration of both of the above periods, the sale will be a "disqualifying disposition" under the federal tax laws.  The participant will generally recognize ordinary income in the year of the disqualifying disposition in an amount equal to the lesser of (1) the fair market value of the stock on the date of exercise minus the option price or (2) the amount realized on disposition minus the option price.  The Company will be entitled to an income tax deduction equal to the amount taxable as ordinary income to the participant.  Any additional gain recognized by the participant upon the disqualifying disposition will be taxable as capital gain.

        Nonqualified Stock Options.  A participant will not recognize taxable income on the grant of an NQSO, and the Company is not entitled to an income tax deduction as the result of the grant of an NQSO. However, upon the exercise of an NQSO, the participant generally will recognize ordinary income, and the Company will be entitled to an income tax deduction, in the amount by which the fair market value of the shares of Common Stock purchased upon exercise, determined as of the date of exercise, exceeds the exercise price.

        Upon the sale of shares of Common Stock acquired upon the exercise of an NQSO, the participant will recognize capital gain or loss in an amount equal to the difference between the proceeds received upon sale and the fair market value of the shares on the date of exercise.

        Payment of Option Price with Shares of Common Stock.  To the extent a participant pays all or part of the exercise price of an option by tendering shares of the Company's Common Stock owned by the participant, the tax consequences described above with respect to ISOs or NQSOs, as the case may be, generally would apply.  However, the number of shares received upon exercise of the option that is equal to the number of shares surrendered in payment of the aggregate exercise price will have the same basis and tax holding period as the shares surrendered.  The additional shares received upon such exercise will have a tax basis equal to the amount of ordinary income recognized plus any cash paid on such exercise and a holding period which commences on the date of exercise.

        If a participant exercises an option by tendering shares previously acquired on the exercise of an ISO, a disqualifying disposition will occur if the applicable holding period requirements have not been satisfied with respect to the surrendered stock.  The consequences of such a disqualifying disposition is that the participant may recognize ordinary income at that time.

        Stock Appreciation Rights. Generally:  (a) the recipient will not realize income upon the grant of a SAR; (b) the recipient will realize ordinary income, and the Company will be entitled to a corresponding deduction, in the year cash, shares of Common Stock, or a combination of cash and shares are delivered to the recipient upon exercise of a SAR; and (c) the amount of such ordinary income and deduction will be the amount of cash received plus the fair market value of the shares of Common Stock received on the date of issuance. The federal income tax consequences of a disposition of shares received by the recipient upon exercise of a SAR are the same as described below with respect to a disposition of shares received as a stock grant.

        Stock Grants.  Generally, at the time of a stock grant, the participant will recognize taxable ordinary income in the amount by which the fair market value of the shares awarded to the participant at the time of the stock grant exceeds the amount, if any, paid by the participant for the shares.

        However, if the shares of Common Stock awarded to a participant as a stock grant are restricted as to transferability and subject to a substantial risk of forfeiture (e.g., unvested shares that are subject to forfeiture by the participant or repurchase by the Company for less than fair market value in the event of the participant's termination of service prior to vesting in those shares), then the participant will not recognize any taxable income at the time of the stock grant but will have to report as ordinary income, generally as and when the shares vest (e.g., when the risk of forfeiture lapses), an amount equal to the excess of (a) the fair market value of the shares on the date of vesting over (b) the amount, if any, paid for the shares. The participant may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of the stock grant an amount equal to the excess of (a) the fair market value of the shares on the date of grant over (b) the amount, if any, paid for the shares.  In order to make a Section 83(b) election with respect to shares received upon a stock grant, a notice of election which meets the requirements of the Treasury Regulations must be made and filed with the Internal Revenue Service within 30 days of the stock grant.  If the Section 83(b) election is made, the participant will not recognize any additional income as and when the stock vests.

        Subject to the limitations discussed below, the Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by a participant with respect to the stock grant.  The deduction, will in general, be allowed for the taxable year in which such ordinary income is recognized by the participant.

        Upon the subsequent disposition of shares of stock which were acquired as a stock grant, provided that such shares are vested at the time of disposition or, if such shares are unvested, a timely Section 83(b) election was made for such shares, the participant will generally recognize capital gain or loss in an amount equal to the difference between the proceeds received upon disposition and the participant's tax basis in the shares (generally, the sum of the amount paid, if any, by the participant for such shares and the amount of ordinary income previously recognized by the participant with respect to such shares, as described above).  However, if shares of the Company's stock are unvested at the time of disposition and no Section 83(b) election was made for such shares, then the participant will recognize ordinary income in the amount equal to the difference between the proceeds received from the disposition and the participant's tax basis in such shares (i.e., the amount paid, if any, by the participant for such shares).

        If the gain recognized in connection with such disposition qualifies for capital gain treatment, the federal capital gains tax rate for such sale will be determined based on the holding period of the stock.  The participant's holding period of shares received as a stock grant will begin on the day following the date of the stock grant except where the stock is, at the time of the stock grant, unvested and no Section 83(b) election is made, in which case the participant's holding period with respect to such shares will begin on the day following the day on which the shares vest.

        Capital Gains and Ordinary Income Tax.  Long-term capital gains are currently taxed at a maximum federal rate of 15%.  Short-term capital gains and ordinary income are taxed at the same marginal federal rates, currently up to 35%.

        Acceleration of Stock Options Upon a Transfer of Control.  Upon a change in control of the Company or a transfer of a substantial portion of the Company's assets, the exercisability of stock options held by certain of the Company's employees, generally officers, stockholders and highly compensated employees, will be accelerated.  The acceleration of exercisability may be determined to be, in whole or in part, a "parachute payment" for federal income tax purposes.  If the present value of all of a participant's parachute payments equals or exceeds three times the participant's average compensation for the past five years, the participant will be subject to a 20% excise tax on the amount of the parachute payment which is in excess of the greater of: (i) the average compensation of the participant for the past five years; or (ii) an amount which the participant establishes as reasonable compensation.  In addition, the Company will not be allowed to deduct any excess parachute payments.

        Section 162(m) Limitation. Section 162(m) of the Code generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by the corporation on the last day of the taxable year, but does allow a deduction for "performance-based compensation," including plans providing for stock options having an exercise price of not less than 100% of the stock's fair market value (determined at the time the options are granted), which establish specific performance goals and/or limits on awards, which are administered by a committee composed exclusively of "outside" directors, and are disclosed to and approved by the Company's stockholders.  The Company has structured and intends to implement and administer the 2002 Plan so that compensation resulting from stock options and SARs can qualify as "performance-based compensation."  The committee, however, has the discretion to grant such options and awards with terms that will result in the options and awards not constituting performance-based compensation. Stock grants will be subject to this $1 million deduction limitation.

        Section 16 of the Exchange Act.  Special rules apply in the case of individuals subject to Section 16(b) of the Exchange Act.  In particular, under current law, unless a Section 83(b) election (as described above with respect to shares of unvested stock received as a stock grant) is made, shares received pursuant to the exercise of a stock option or SAR, or received as a stock grant, will be treated as restricted as to transferability and subject to a substantial risk of forfeiture (i.e., treated as unvested stock) for a period of up to six months after the date of receipt.  Accordingly, the amount of ordinary income recognized, and the amount of the Company's tax deduction, may be determined as of the end of such period.

        THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE EMPLOYEE AND THE COMPANY WITH RESPECT TO THE SHARES PURCHASED UNDER THE 2002 PLAN. REFERENCE SHOULD BE MADE TO THE APPLICABLE PROVISIONS OF THE INTERNAL REVENUE CODE. IN ADDITION, THE SUMMARY DOES NOT DISCUSS THE TAX CONSEQUENCES OF AN OPTIONEE'S DEATH OR THE INCOME TAX LAWS OF ANY STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

Applicability of ERISA

        The 2002 Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 and it is not a tax-qualified retirement plan under Section 401(a) of the Internal Revenue Code.

Benefits to be Received by or Allocated to Directors and Executive Officers

        The Company cannot determine at this time either the benefits that the Company will allocate to the Company's directors (other than non-employee directors as described above) and executive officers participating in the 2002 Plan and to other participants or the benefits that these persons will actually receive because the amount and value awards that the Company will grant to any participant are within the Company's discretion, subject to certain limitations as set forth above.

         The adoption of the amendment to the 2002 Stock Incentive Plan requires the approval of a majority of the votes cast by holders of the shares of Common Stock and Company's 7% Series B Cumulative Preferred Stock, voting together as a single class, represented at the meeting and entitled to vote.  Shares may be voted for or withheld from this matter.  Under Securities and Exchange Commission regulations regarding stockholder approval of stock option plans, shares entitled to cast votes on this matter at the meeting which are withheld from this matter will be treated for all purposes relevant to this matter as being present at the meeting and entitled to vote and thus will have the same effect as a vote of such shares against this matter.  Shares entitled to cast votes on this matter at the meeting which are the subject of a broker non-vote on this matter will be treated for quorum purposes relevant to this matter as being present at the meeting and entitled to vote but not be so treated in determining whether a majority or other required percentage of the shares present and entitled to vote on the matter has been obtained.

Securities Previously Authorized for Issuances Under the 2002 Plan

	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted average exercise price of outstanding option warrants and rights	(c) Number of securities remaining available for future issuance (excluding securities reflected in column (a))
2002 Plan	273,500	$1.56	1,226,500

        The 2002 Plan was approved by the Company's stockholders at the 2002 Annual Meeting on April 19, 2002.

Reasons for Increase in the Number of Shares Reserved for Issuance

        It is proposed to increase the number of shares of Common Stock reserved for issuance under the 2002 Plan from 1,500,000 to 2,000,000. The proposed increase in the number of shares issuable pursuant to the 2002 Plan will enable the Company to grant additional options and other awards to current participants, and to attract such additional personnel as may be necessary in view of the Company's expanding operations.

        The Board of Directors unanimously recommends a vote FOR the adoption of Proposal 3 on the amendment to the Butler International, Inc. 2002 Stock Incentive Plan.

SECTION 16 (A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and any persons who beneficially own more than 10% of the Company's common stock, to file certain reports of beneficial ownership of the common stock and changes in such ownership with the SEC and provide copies of these reports to the Company.  Based solely on its own review of these reports, management believes that during the year ended December 31, 2003, each of the reporting persons complied with these filing requirements, except for Messrs. Comeau, Hussey, F. Kopko, LeCroy, McBreen, Nagaswami and Petrossi, who had one late filing each related to stock options received after the 2003 Annual Meeting of Stockholders.  As of the date of this Proxy Statement, the foregoing reporting persons have regained compliance with Section 16(a) reporting requirements.

STOCKHOLDERS PROPOSALS

        In July 2004, the Company has amended its Bylaws to require that the annual meeting of stockholders be held between May 15th and June 15th beginning in 2005.  Therefore, in order for a stockholder proposal to be considered for inclusion in the Company's proxy statement and form of proxy for the 2005 Annual Meeting of Stockholders, the proposal must be received by the Company no later than January 15, 2005 (120 days before the estimated date of mailing of the 2005 proxy statement) and meet all other requirements for inclusion in the proxy statement.  Additionally, the Company will be authorized to exercise discretionary voting authority with respect to any stockholder proposal not disclosed in the Company's 2005 proxy statement if the Company has not received written notice of such proposal by April 1, 2005 (45 days before the estimated date of mailing of the 2005 proxy statement).

        Shareholder recommendations of candidates for Board Membership will be considered when submitted with sufficient detail including candidate's name, principal occupation during the past five years, listing of directorships, a statement that such nominee has consented to the submission of the nomination, amount of common stock of the Company held by the nominee and qualification (including information regarding compliance with the Company's by-laws on qualifications) addressed to: Corporate Secretary, Butler International, Inc., 110 Summit Avenue, Montvale, NJ  07645.

AUDIT COMMITTEE REPORT

        The Audit Committee's role includes: the oversight of the Company's financial, accounting, and reporting processes; the Company's system of internal accounting and financial controls and its compliance with related legal and regulatory requirements; the appointment, engagement, termination and oversight of the Company's independent auditors, including conducting a review of their independence; reviewing and approving the planned scope of the Company's annual audit; overseeing the independent auditors' audit work; reviewing and pre-approving any audit and non-audit services that may be performed by the independent auditors; reviewing with management and the Company's independent auditors the adequacy of the Company's internal financial controls; and reviewing the Company's critical accounting policies and the application of accounting principles. The Audit Committee held four meetings during fiscal 2003.

        In April 2004, the Board appointed Messrs. LeCroy and Petrossi to the Audit Committee, and in response to independence requirements of the applicable Nasdaq listing standards and accepted Mr. McBreen's resignation from the Audit Committee. Messrs. Comeau, LeCroy, and Petrossi meet the independence criteria prescribed by applicable law and the rules of the SEC for audit committee membership and are "independent directors" within the meaning of the Nasdaq listing standards. In March 2004, the Board approved revisions to the Audit Committee Charter to reflect new rules and standards set forth in certain SEC regulations as well as changes to the Nasdaq listing standards. A copy of the revised Audit Committee Charter is attached hereto as Exhibit A.

        As set forth in the Audit Committee Charter, management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements and for the effectiveness of internal controls over financial reporting.  Management is responsible for maintaining the Company's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  The independent auditors are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

        The Audit Committee has reviewed and discussed with the Company's independent auditors, Deloitte & Touche, matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communications with Audit Committees).  The Committee has received from the auditors a formal written statement describing the relationships between the auditor and the Company that might bear on the auditor's independence consistent with Independence Standards Board No. 1 (Independence Discussions with Audit Committees).  The Committee has discussed with Deloitte & Touche matters relating to its independence, including a review of both audit and non-audit fees, and considered the compatibility of non-audit services with the auditors' independence.

        The members of the Audit Committee are not full-time employees of the Company and are not performing the functions of auditors or accountants.  As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards.  Members of the Committee necessarily rely on the information provided to them by management and the independent accountants.  Accordingly, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles, or that the Company's auditors are in fact "independent".

        The Audit Committee has reviewed and discussed with management and Deloitte & Touche the audited financial statements.  The Committee discussed with Deloitte & Touche the overall scope and plans of their audits.  The Audit Committee met with Deloitte & Touche with and without management present, to discuss the results of their examinations, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

        Based on the reviews and discussions referred to above and its review of the Company's audited financial statements for fiscal 2003, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the SEC.

AUDIT COMMITTEE

Thomas F. Comeau              Walter O. LeCroy            Louis F. Petrossi

INDEPENDENT AUDITORS FEES

Audit Fees

        The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2003 and 2002 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for those fiscal years were approximately $295,000 and $278,000, respectively.

Audit-Related Fees

        Fees for audit-related services for fiscal years 2003 and 2002, primarily related to employee benefit plan audits and accounting consultations, approximated $138,000 and $60,000, respectively.

Tax Fees:

        Fees for tax compliance, tax advice and tax planning for fiscal years 2003 and 2002 approximated $22,000 and $13,000, respectively.

All Other Fees

        There were no fees for other services for fiscal years 2003 and 2002.

Pre-Approval Policies

        The Audit Committee has adopted a policy which requires it to pre-approve the audit and non-audit services performed by the Company's auditor in order to assure that providing such services will not impair the auditor's independence.

        For audit services, Deloitte & Touche LLP will provide the Audit Committee each fiscal year with an engagement letter outlining the scope of the audit services proposed to be performed in connection with that fiscal year.  If agreed to by the Committee, the Committee will formally accept this engagement letter at a scheduled meeting.  The independent auditor will submit to the Committee an audit services fee proposal after acceptance of the engagement letter.  The Committee must approve that fee proposal.  In connection with its approval of the fee proposal, the Committee will also pre-approve the expenditure by management of an amount up to an additional 10% of such fee proposal to cover such additional costs as may be incurred for audit services that are performed for that fiscal year.

        For non-audit services, the Company's management will submit to the Committee for approval a detailed list of non-audit services that it recommends the Committee engage the independent auditor to provide for the current fiscal year.  Management and the independent auditor will each confirm to the Committee that each non-audit service on the list is permissible under all applicable legal requirements.  In addition to the list of anticipated non-audit services, a budget estimating non-audit service spending for the fiscal year will be provided.  The Committee must approve both the list of permissible non-audit services and the budget for such services.  The Committee will be informed routinely as to the non-audit services actually provided by the independent auditor pursuant to this pre-approval process.

        To ensure prompt handling of unexpected matters, the Committee delegates to the Chair of the Committee the authority to amend or modify the list of approved and permissible non-audit services and fees.  The Chair will report any action taken to the Committee at the next Committee meeting.  The Committee expressly does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

        The independent auditor must ensure that the Committee has approved all audit and non-audit services provided to the Company.  The Company's Vice President - Finance and Controller will be responsible for tracking all of the independent auditor's fees against the budget for such services and report at least annually to the Audit Committee.

OTHER MATTERS

        The Board of Directors has at this time no knowledge of any matters to be brought before this year's Annual Meeting other than those referred to above.  However, if any other matters properly come before this year's Annual Meeting, it is the intention of the persons named in the proxy to vote such proxy in accordance with their judgment on such matters.

GENERAL

        A copy of the Company's Annual Report to Stockholders on Form 10-K for the fiscal year ended December 31, 2003 is being mailed, together with this Proxy Statement, to each stockholder.  Additional copies of such Annual Report and of the Notice of Annual Meeting, this Proxy Statement and the accompanying proxy may be obtained from Morrow & Co., Inc., 909 Third Avenue, New York, New York 10022-4799, or from the Company.  The Company has retained Morrow & Co., Inc. to assist in the solicitation of proxies, primarily from brokers, banks and other nominees, for an estimated fee of $4,000 plus expenses.  The Company will, upon request, reimburse brokers, banks and other nominees, for costs incurred by them in forwarding proxy material and the Annual Report to beneficial owners of Common Stock.  In addition, directors, officers and regular employees of the Company and its subsidiaries, at no additional compensation, may solicit proxies by telephone, telegram or in person.  All expenses in connection with soliciting management proxies for this year's Annual Meeting, including the cost of preparing, assembling and mailing the Notice of Annual Meeting, this Proxy Statement and the accompanying proxy, are to be paid by the Company.

        The Company will provide additional copies to any record or beneficial owner of its securities, on written request, of Company's annual report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended December 31, 2003, including the financial statements and schedules thereto.  Exhibits to said report will be provided upon payment of fees limited to the Company's reasonable expenses in furnishing such exhibits.  The Company maintains a website at www.butler.com.  The Company's annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through the Company's website as soon as reasonably practicable after they are electronically filed with, or furnished to, the Securities and Exchange Commission.  Written requests should be directed to Terrie Allen, Assistant Secretary of the Board of Directors, 110 Summit Avenue, Montvale, New Jersey, 07645.

        In order to assure the presence of the necessary quorum at this year's Annual Meeting, and to save the Company the expense of further mailings, please date, sign and mail the enclosed proxy promptly in the envelope provided.  No postage is required if mailed within the United States.  The signing of a proxy will not prevent a stockholder of record from voting in person at the meeting.

                                                                                                                By Order of the Board of Directors,

                                                                                                                Warren F. Brecht

                                                                                                                Secretary

EXHIBIT A

BUTLER INTERNATIONAL, INC.
Audit Committee Charter

        The Audit Committee of Butler International, Inc. (the "Company") shall be comprised of at least three directors, each of whom is (i) "independent" under the rules of the NASDAQ Stock Market, Inc., except as permitted by NASDAQ Rule 4350(d) and the Sarbanes-Oxley Act of 2002, and the rules promulgated thereunder, (ii) does not accept any consulting, advisory or other compensatory fee from the issuer other than in his or her capacity as a member of the Board or any committee of the Board, and (iii) is not an "affiliate" of the Company or any subsidiary of the Company, as such term is defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended.  All members of the Committee must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement, and the Committee shall have at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the member's financial sophistication.

        Notwithstanding the immediately preceding paragraph, one director who is not "independent" under the rules of the NASDAQ Stock Market, Inc., who does not accept any consulting, advisory or other compensatory fee from the issuer other than in his or her capacity as a member of the Board or any committee of the Board, who is not an "affiliate" of the Company or any subsidiary of the Company, as such term is defined in Rule 10A-3 under the Exchange Act, and who is not a current officer or employee, or a spouse, parent, child or sibling, whether by blood, marriage or adoption, of, or a person who has the same residence as, any current officer or employee, may be appointed to the Committee if the Board, under exceptional and limited circumstances, shall have determined that such individual's membership on the Committee is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual meeting proxy statement subsequent to such determination, the nature of the relationship, and the reasons for the determination.  Any such member appointed to the Committee may only serve for up to two years and may not chair the Committee.

        Members shall serve at the pleasure of the Board for such term or terms as the Board may determine.

Committee Purposes

        The purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

        The function of the Audit Committee is oversight.  The management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements and for the effectiveness of internal control over financial reporting.  Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations.  The independent auditors are responsible for planning and carrying out a proper audit of the Company's annual financial statements, reviews of the Company's quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, annually auditing management's assessment of the effectiveness of internal control over financial reporting (commencing in the fiscal year ending December 31, 2005), and other procedures.  In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, performing the functions of auditors or accountants.  As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards.

        The independent auditors shall submit to the Audit Committee annually a formal written statement (the "Auditors' Statement") describing:  the auditors' internal quality-control procedures; any material issues raised by the most recent internal quality-control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (to assess the auditors' independence) all relationships between the independent auditors and the Company, including each non-audit service provided to the Company and the matters set forth in Independence Standards Board No. 1.

        The independent auditors shall submit to the Audit Committee annually a formal written statement of the fees billed in each of the last two fiscal years for each of the following categories of services rendered by the independent auditors:  (i) the audit of the Company's annual financial statements and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q or services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements; (ii) assurance and related services not included in clause (i) that are reasonably related to the performance of the audit or review of the Company's financial statements, in the aggregate and by each service; (iii) tax compliance, tax advice and tax planning services rendered by the independent auditors; and (iv) all other products and services rendered by the independent auditors, in the aggregate and by each service.

EXHIBIT A (Cont'd)

Committee Duties and Responsibilities

    To carry out its purposes, the Audit Committee shall have the following duties and responsibilities:

        1.        with respect to the independent auditors,

    (i)                     to be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors (including the resolution of disagreements between management and the independent auditors regarding financial reporting), who shall report directly to the Audit Committee, provided that the auditor appointment shall be subject to shareholder approval;

(ii)                    to be directly responsible for the appointment, compensation, retention and oversight of the work of any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or to perform audit, review or attestation services, which firm shall also report directly to the Audit Committee;

(iii)                  to pre-approve, or to adopt appropriate procedures to pre-approve, all audit and non-audit services to be provided by the independent auditors;

(iv)                  to ensure that the independent auditors prepare and deliver annually an Auditors' Statement (it being understood that the independent auditors are responsible for the accuracy and completeness of this Statement), and to discuss with the independent auditors any relationships or services disclosed in this Statement that may impact the quality of audit services or the objectivity and independence of the Company's independent auditors;

(v)                   to obtain from the independent auditors in connection with any audit a timely report relating to the Company's annual audited financial statements describing all critical accounting policies and practices used, all alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, and any material written communications between the independent auditors and management, such as any "management" letter or schedule of unadjusted differences;

(vi)                  to review and evaluate the qualifications, performance and independence of the lead partner of the independent auditors;

(vii)                to discuss with management the timing and process for implementing the rotation of the lead audit partner, the concurring partner and any other active audit engagement partner and consider whether there should be a regular rotation of the audit firm itself; and

(viii)               to take into account the opinions of management in assessing the independent auditors' qualifications, performance and independence.

    2.        with respect to any internal auditing department the company may establish in the future,

(i)                     to review the appointment and replacement of the director of the internal auditing department; and

(ii)                    to advise the director of the internal auditing department that he or she is expected to provide to the Audit Committee summaries of and, as appropriate, the significant reports to management prepared by the internal auditing department and management's responses thereto.

    3.        with respect to accounting principles and policies, and financial reporting over financial reporting,

(i)                     to advise management and the independent auditors that they are expected to provide to the Audit Committee a timely analysis of significant issues and practices relating to accounting principles and policies, financial reporting and internal control over financial reporting;

(ii)                    to consider any reports or communications (and management's responses thereto) submitted to the Audit Committee by the independent auditors required by or referred to in SAS 61 (as codified by AU Section 380), as it may be modified or supplemented or other professional standards, including reports communications related to:

·         deficiencies, including significant deficiencies or material weaknesses, in internal control identified during the audit or other matters relating to internal control over financial reporting;

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EXHIBIT A (Cont'd)

·         consideration of fraud in a financial statement audit;

·         detection of illegal acts;

·         the independent auditors' responsibility under generally accepted auditing standards;

·         any restriction on audit scope;

·         significant accounting policies;

·         significant issues discussed with the national office respecting auditing or accounting issues presented by the engagement;

·         management judgments and accounting estimates;

·         any accounting adjustments arising from the audit that were noted or proposed by the auditors but were passed (as immaterial or otherwise);

·         the responsibility of the independent auditors for other information in documents containing audited financial statements;

·         disagreements with management;

·         consultation by management with other accountants;

·         major issues discussed with management prior to retention of the independent auditors;

·         difficulties encountered with management in performing the audit;

·         the independent auditors' judgments about the quality of the entity's accounting principles; and

·         reviews of interim financial information conducted by the independent auditors.

(iii)                  to meet with management and the independent auditors:

·         to discuss the scope of the annual audit;

·         to discuss the annual audited financial statements and quarterly financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations";

·         to discuss any significant matters arising from any audit, including any audit problems or difficulties, whether raised by management or the independent auditors, relating to the Company's financial statements;

·         to discuss any difficulties the independent auditors encountered in the course of the audit, including any restrictions on their activities or access to requested information and any significant disagreements with management;

·         to discuss any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditors to the Company;

·         to review the form of opinion the independent auditors propose to render to the Board of Directors and shareholders; and

·         to discuss, as appropriate:  (a) any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

3

EXHIBIT A (Cont'd)

(iv)                  to inquire of the Company's chief executive officer and chief financial officer as to the existence of any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information, and as to the existence of any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting;

(v)                   to obtain from the independent auditors assurance that the audit was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, as amended, which sets forth certain procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934;

(vi)                  to discuss with the Company's General Counsel any significant legal, compliance or regulatory matters that may have a material effect on the financial statements or the Company's business, financial statements or compliance policies, including material notices to or inquiries received from governmental agencies;

(vii)                to discuss and review the type and presentation of information to be included in earnings press releases;

(viii)               to discuss the types of financial information and earnings guidance provided, and the types of presentations made, to analysts and rating agencies;

(ix)                   to establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters;

(x)                    to review and discuss any reports concerning material violations submitted to it by Company attorneys or outside counsel pursuant to the SEC attorney professional responsibility rules (17 C.F.R. Part 205) or otherwise;

(xi)                   to establish hiring policies for employees or former employees of the independent auditors;

    4.        with respect to reporting and recommendations,

(i)                    to prepare any report or other disclosures, including any recommendation of the Audit Committee, required by the rules of the SEC to be included in the Company's annual proxy statement;

(ii)                   to review and reassess the adequacy of this Charter at least annually and recommend any changes to the full Board of Directors; and

(iii)                  to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

Committee Structure and Operations

        The Board shall designate one member of the Committee as its chairperson.  The Audit Committee shall meet once every fiscal quarter, or more frequently if circumstances dictate, to discuss with management the annual audited financial statements and quarterly financial statements, as applicable.  The Audit Committee should meet separately periodically with management and the independent auditors to discuss any matters that the Audit Committee or any of these persons or firms believes should be discussed privately.  The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.  Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

Delegation to Subcommittee

        The Audit Committee may, in its discretion, delegate all or portion of its duties and responsibilities to a subcommittee of the Audit Committee.  The Audit Committee may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent auditors, provided that any such approvals are presented to the Audit Committee at its next scheduled meeting.

4

EXHIBIT A (Cont'd)

Resources and Authority of the Audit Committee

        The Audit Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special or independent counsel, accountants or other experts and advisors, as it deems necessary or appropriate, without seeking approval of the Board or management.

        The Company shall provide for appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the Board, for payment of:

1.        Compensation to the independent auditors and any other public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

2.        Compensation of any advisers employed by the Audit Committee; and

3.        Ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

5

EXHIBIT B

BUTLER INTERNATIONAL, INC.
PROPOSED AMENDED 2002 STOCK INCENTIVE PLAN

Section 1.              Purpose and  Effect on Prior Plans.

A.            The purpose of the Butler International, Inc.(the "Company") Stock Incentive Plan (the "Plan") is to provide incentives for selected persons to promote the financial success and progress of the Company and to afford such personnel the opportunity to acquire a proprietary interest in the Company by granting such persons awards ("Awards") of incentives in the form of options to purchase shares of the Company's Common Stock ("Options"), stock appreciation rights ("SARs"), and Common Stock of the Company ("Stock Grants").  An Award may consist of one or a combination of such incentives and may be made at any time or from time to time.

B.            From and after the effective date of the Plan, no awards shall be granted under the Company's earlier option plans.

Section 2.              General Provisions.

A.            Administration.  The Plan shall be administered by the Compensation Committee, which shall be comprised of two or more independent outside directors appointed by the Board of Directors (the "Committee").  Any action of the Committee shall be taken by majority vote or the unanimous written consent of the Committee members.

B.            Authority of the Committee.  Subject to other provisions of the Plan and applicable law, and with a view towards furtherance of its purpose, the Committee shall have sole authority and absolute discretion:

1.        to construe and interpret the Plan;

2.        to define the terms used herein;

3.        to prescribe, amend and rescind rules and regulations relating to the Plan;

4.        to determine the persons to whom Awards are granted;

5.        to determine the time or times at which Awards shall be granted;

6.        to determine the time or times at which Awards shall be granted;

7.        to determine all of the other terms and conditions of the Options, SARs, and Stock Grants awarded hereunder; and

8.        to make all other determinations necessary or advisable for the administration of the Plan and to do everything necessary or appropriate to administer the Plan.

All decisions, determinations and interpretations made by the Committee shall be binding and conclusive on all participants in the Plan and on their legal representatives, heirs and beneficiaries.

C.            Maximum Number of Common Stock Subject to the Plan.  The maximum aggregate number of shares of Common Stock subject to the Plan shall be 2,000,000 subject to adjustment as provided in Section 2.G of the Plan.  The Common Stock subject to the Plan may be divided among the various types of Awards as the Committee determines in its sole discretion from time to time.  For purposes of calculating the maximum number of shares of Common Stock which may be issued under the Plan:

1.        If an Award entitles the holder thereof to receive or purchase shares of Common Stock, the number of shares of Common Stock covered by such Award or to which such Award relates shall be counted on the date of Grant of such Award against the aggregate number of shares of Common Stock available for granting Awards under the Plan;

2.        If an Award entitles the holder to receive cash payments but the amount of such payments are denominated in or based on a number of shares of Common Stock, such number of shares of Common Stock shall be counted on the date of grant of such Award against the aggregate number of shares of Common Stock available for granting Awards under the Plan; provided, however that Awards that operate in tandem with (whether granted simultaneously with or at a different time from), or that are substituted for, other Awards may be counted or not counted under procedures adopted by the Committee in order to avoid double counting; and

3.        If any shares of Common Stock covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Common Stock or cash payments to be received thereunder, then the number of shares of Common Stock counted against the aggregate number of shares of Common Stock available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan. In addition, any shares of Common Stock that are used by a participant as full or partial payment to the Company of the purchase price of Common Stock acquired upon exercise of an Option shall again be available for granting Awards.

EXHIBIT B (Cont'd)

D.            Eligibility and Participation.  Subject to the terms of the Plan, Awards may be granted to such employees, officers, directors, consultants and independent contractors of the Company or any Parent, Subsidiary or Affiliate of the Company, as defined below, as the Committee may select from time to time in it sole discretion; provided, however, that an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code.  Employees of the Company are eligible to receive Awards for no more than an aggregate of 200,000 shares of the Company's Common Stock per employee per year under the Plan, subject to adjustment as provided in Section 2.G of the Plan.  If any Options or SARs granted to an employee expire unexercised or terminate before vesting, they shall not be included in the foregoing maximum aggregate of 200,000 shares of the Company's Common Stock per employee per year.  The Committee, in its sole discretion, shall determine the number of shares of the Company's Common Stock covered by any Award made to executive officers or other employees under the Plan.  Grants to non-employee directors of the Company may only be made pursuant to formula grants in the manner and amounts set forth in Section 7 hereof, provided that, if, and to the extent that, the Committee or the Board of Directors could exercise authority to determine the amount, price and timing of grants hereunder to its members, consistent with all applicable laws, including, without limitation Rule 16b-3, grants to non-employee directors may be made by the Committee or the Board of Directors as permitted by law. A person may be granted more than one Award under the Plan.  As used in the Plan, the following terms shall have the following meanings:

1.        "Affiliate" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

2.        "Common Stock" means shares of the Company's $.001 par value common stock, or such other shares as are substituted pursuant to Section 2.G hereof.

3.        "Incentive Stock Option" means an option granted under Section 3 of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

4.        "Non-Qualified Stock Option" means an option granted under Section 3 of the Plan that is not intended to be an Incentive Stock Option.

5.        "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of an Award, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

6.        "Restricted Stock" means any share of Common Stock granted under Section 6 of the Plan.

7.        "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of an Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

E.             Effective Date of Plan.  The Plan was adopted by the Board on February 27, 2002 and became effective on April 19, 2002, the date of approval by the stockholders of the Company.

F.             Termination and Amendment of Plan.  The Plan shall terminate on April 15, 2012.  No Options, SARs, or Stock Grants shall be granted under the Plan after that date. Subject to the limitation contained in Section 2.H of the Plan, the Board or the Committee may at any time amend or revise the terms of the Plan, or terminate or discontinue the Plan, including the form and substance of the Options, SARs, and Stock Grants granted hereunder; provided, however, that, notwithstanding any other provision of the Plan or any Award agreement, without the approval of the stockholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that: (i) absent such approval, would cause Rule 16b-3 to become unavailable with respect to the Plan; (ii) requires the approval of the Company's stockholders under any rules or regulations of the National Association of Securities Dealers, Inc. or any securities exchange that are applicable to the Company; or (iii) requires the approval of the Company's stockholders under the Code in order to permit Incentive Stock Options to be granted under the Plan or is required under Section 162(m) of the Code.

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EXHIBIT B (Cont'd)

G.            Adjustments.  If the outstanding shares of Common Stock are increased, decreased, changed into or exchanged for a different number or kind of Common Stock or securities through merger, consolidation, combination, exchange of shares, reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares as to which Options, SARs, and Stock Grants may be granted under the Plan or which may be granted to any one individual.  A corresponding adjustment shall be made to the number or kind of shares allocated to unexercised Options and SARs, or portions thereof, and to unvested Options, SARs, and Stock Grants granted prior to any such change.  Any such adjustment in outstanding Options, SARs or Stock Grants shall be made without change in the aggregate purchase price applicable to the unexercised portion of such Options, SARs or Stock Grants, but with a corresponding adjustment in the price for each share covered by the Options, SARs or Stock Grants.

H.            Prior Options and Obligations.  No amendment, suspension or termination of the Plan shall, without the consent of the person who has received an Award, alter or impair any of that person's Options or obligations under any Award granted under the Plan prior to that amendment, suspension or termination.

L.            Privileges of Stock Ownership.  Notwithstanding the exercise of any Option or SAR, or the receipt of any Stock Grant, granted pursuant to the terms of the Plan, no person shall have any of the rights or privileges of a shareholder of the Company with respect to any shares of stock until certificates representing such shares have been issued and delivered.  No shares shall be required to be issued and delivered upon exercise of any Option or SAR, or pursuant to a stock Grant, until there has been compliance with all of the requirements of law and of all regulatory agencies having jurisdiction over the issuance and delivery of the securities.

J.             Reservation of Shares of Common Stock.  During the term of the Plan, the Company will at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Plan.  In addition, the Company will from time to time, as is necessary to accomplish the purposes of the Plan, seek or obtain from any regulatory agency having jurisdiction any requisite authority in order to issue shares of Common Stock hereunder.  The inability of the Company to obtain from any regulatory agency having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance of any Award or shares of its stock hereunder shall relieve the Company of any and all liability with respect to the nonissuance of the Award or the shares of Common Stock as to which the requisite authority shall not have been obtained.

K.            Tax Withholding.  The exercise of any Option or SAR, and the receipt of any Stock Grant, is subject to the condition that if at any time the Company shall determine, in its discretion, that the satisfaction of withholding tax or other withholding obligations under any state or federal law is necessary or desirable as a condition of, or in connection with, such exercise or delivery or purchase of Common Stock pursuant thereto, then in such event, the exercise of an Option or SAR, or the receipt of a Stock Grant, shall not be effective unless such withholding shall have been effected or obtained in a manner acceptable to the Company.  In order to assist a participant in paying all federal and state taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Common Stock otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a fair market value equal to the amount of such taxes or (ii) delivering to the Company Common Stock other than Common Stock issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a fair market value equal to the amount of such taxes.  The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

L.            Fair Market Value.  The "fair market value" shall mean, with respect to any property (including, without limitation, any Common Stock or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.  Notwithstanding the foregoing, for purposes of the Plan, the Fair Market Value of Common Stock on a given date shall be (i) the closing price of the Common Stock as reported on the NASDAQ National Market System on such date, or (ii) the closing price of the Common Stock on such date on a national securities exchange, if the Common Stock is then being traded on a national securities exchange.

M.           Prohibition on Option Repricing.  The Committee shall not reduce the exercise price of any outstanding Option or other Award, whether through amendment, cancellation or replacement grants, or any other means, without shareholder approval.

N.            Correction of Defects, Omissions and Inconsistencies.  The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

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EXHIBIT B (Cont'd)

Section 3.              Options.

A.            Option Price.  The option price for shares acquired pursuant to the exercise of any Option, in whole or in part, shall be determined by the Committee at the time of the grant of the Option, provided that with respect to an Incentive Stock Option the option price shall not be less than the fair market value on the date of grant. With respect to options which are not Incentive Stock Options, such option price may be less than the fair market value of the Company's Common Stock on the date of grant, but in no event shall the option price be less than fifty percent (50%) of the fair market value of the Common Stock on the date of grant.

B.            Exercise of Options.  Each Option shall be exercisable in one or more installments during its term, and the right to exercise may be cumulative, as determined by the Committee. No option may be exercised for a fraction of a share of Common Stock.  The Committee shall determine the method or methods by which, and the form or forms (including, without limitation, cash, Common Stock, other securities, other Awards or other property, or any combination thereof, having a fair market value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

C.            Acceleration of Options.  Notwithstanding the first sentence of Section 3.B of the Plan, if the Company or its stockholders enter into an agreement to dispose of all or substantially all of the assets or stock of the Company by means of a sale, merger or other reorganization, liquidation, or otherwise, any Option granted pursuant to the Plan shall become immediately exercisable with respect to the full number of Common Stock subject to that Option during the period commencing as of the date of the agreement to dispose of all or substantially all of the assets or stock of the Company and ending when the disposition of assets or stock contemplated by that agreement is consummated or the Option is otherwise terminated in accordance with its provisions or the provisions of the Plan, whichever occurs first; provided that no Option shall be immediately exercisable under this Section on account of any agreement of merger or other reorganization where the stockholders of the Company immediately before the consummation of the transaction will own at least 50% of the total combined voting power of all classes of stock entitled to vote of the surviving entity (whether the Company or some other entity) immediately after the consummation of the transaction. In the event the transaction contemplated by the agreement referred to in this Section is not consummated, but rather is terminated, canceled or expires, the Options granted pursuant to the Plan shall thereafter be treated as if that agreement had never been entered into.

D.            Written Notice Required.  Any Option granted pursuant to the Plan shall be exercised when written notice of that exercise has been given to the Company at its principal office by the person entitled to exercise the Option and full payment for the shares with respect to which the Option is exercised has been received by the Company.

Section 4.              Reload Options.

                Concurrently with the award of Options under the Plan, the Committee may authorize reload options ("Reload Options") to purchase, for cash or shares, the number of shares of Common Stock used to exercise the underlying Option.

A.            Reload Option Amendment.  Each notice evidencing the grant of an Option shall state whether the Committee has authorized Reload Options with respect to the underlying Option. Upon the exercise of an underlying Option, the Reload Option will be evidenced by an amendment to the notice of grant of the underlying Option. Reload Options shall be subject to the terms and conditions in the underlying option agreement and shall be subject to the terms and conditions set forth in the Plan.

B.            Reload Option Price.  The option price per share of Common Stock deliverable upon exercise of a Reload Option shall be the fair market value of a share of Common Stock on the date of exercise of the underlying Option.

C.            Term and Exercise.  Each Reload Option is fully exercisable from the date of exercise of the underlying Option and shall remain exercisable for the remaining term of the underlying Option. Reload Options may be exercised in the same manner as the underlying Options in accordance with the Plan.

D.            Termination of Employment.  No additional Reload Options shall be granted to participants in the Plan when an Option or Reload Option is exercised pursuant to the terms of the Plan following termination of the participant's employment or the cessation of the participant's service to the Company as a director, consultant or independent contractor.

Section 5.              Stock Appreciation Rights.

                The Committee may, from time to time in its sole discretion, grant SARs in addition to or in conjunction with Options granted hereunder, either at the time of the grant of the Options or at any subsequent time during the term of the Options.  Subject to the terms of the Plan, the Committee shall determine and designate the recipients of SARs, the date SARS are granted, the number of shares subject to SARs, the duration of each SAR, and whether SARs are alternative to any previously or contemporaneously granted Option or Reload Option ("Related Options"). SARs shall be subject to the terms and conditions and evidenced by agreements in the form determined from time to time by the Committee.

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EXHIBIT B (Cont'd)

A.            Value of SARs.  SARs shall entitle their holders to receive (i) the excess of the fair market value of a share of the Company's Common Stock on the date of exercise over a specified price fixed by the Committee, which price may not be less than 100% of the fair market value of a share of Common Stock on the date of the grant, multiplied by (ii) the number of shares as to which the holder is exercising the SAR.  Subject to the terms of the Plan, the grant price, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions shall be as determined by the Committee.

B.            Duration.  The term of a SAR granted as an alternative to an Option will be the same as the term of its Related Option; upon exercise of the SAR, the Related Option will terminate, and upon exercise of the Related Option, the SAR will terminate.  The term of a SAR granted in addition to and separately from any Option shall be specified by the Committee at the time such SAR is granted.

C.            Exercise of SARs.  SARs may be exercised according to their terms by providing written notice to the Company at any time prior to the expiration of the SAR.  No SAR may be exercised for a fraction of a share of Common Stock.  If the SAR is alternative to an Option, the Related Option shall be deemed terminated to the extent the SAR is exercised.

Section 6.              Stock Grants.

The Committee may, from time to time in its sole discretion, grant Awards of Restricted Stock to participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

                1.             Shares of Restricted Stock shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. Recipients of Stock Grants may not be required to pay for the acquisition of the Common Stock, but will be subject to tax consequences and resale restrictions.

                2.             Any Restricted Stock granted under the Plan shall be evidenced by issuance of a stock certificate or certificates. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

                3.             Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, all shares of Restricted Stock at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to shares of Restricted Stock.  Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered to the holder thereof promptly after the applicable restrictions lapse or are waived.

Section 7.              Grants to Outside Directors.

                Except as provided in Section 2.D hereof, the Committee shall have no discretion to determine the amount, price or timing of grants of Options to directors who are not employees of the Company.  Grants of Options hereunder to directors who are not employees of the Company shall be granted automatically on the day of the annual meeting of the Company's stockholders of each year during the term of the Plan without further action by the Committee, beginning as of the 2002 annual meeting of stockholders.  Each such grant shall be for a non-qualified Option to purchase 18,000 shares of the Company's Common Stock.  The exercise price for Options granted to outside directors shall be 100% of the fair market value of the Common Stock on the date of grant.

Section 8.              Terms and Conditions May Differ.

                The terms and conditions of Awards granted under the Plan may differ as the Committee shall in its discretion determine so long as all Awards satisfy the requirements of the Plan.

Section 9.              Duration of Options and SARs.

                Each Option and each SAR granted pursuant to the Plan shall expire on the date determined by the Committee which shall be not later than ten (10) years after the date of grant or five (5) years for stockholders holding more than 10% of the total combined voting power of all classes of the Company's stock and shall be subject to early termination as provided in the Plan. Subject to the foregoing, Options granted to outside directors pursuant to Section 7 hereof shall be fully vested on the date of grant and shall be exercisable for a period of ten (10) years.

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EXHIBIT B (Cont'd)

Section 10.            Limitations on Acquiring Voting Stock.

                No Award may be granted to persons who are not officers or directors of the Company if such Award would cause that person to hold, beneficially or of record, in excess of 5% of the outstanding voting stock of the Company.

Section 11.            Limits On Transfer of Awards.

                No Award and no right under any such Award shall be assignable, alienable, salable or transferable by a Participant otherwise than by will or by the descent and distribution; provided, however, that a Participant may, in the manner established by the Committee designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant.

Section 12.            Rule 16b-3 Six-Month Limitations.

                To the extent required in order to comply with Rule 16b-3 only, any equity security offered pursuant to the Plan may not be sold for at least six months after acquisition, except in the case of death or disability, and any derivative security issued pursuant to the Plan shall not be exercisable for at least six months, except in case of death or disability.  Terms used in the preceding sentence shall, for the purposes of such sentence only, have the meanings, if any, assigned or attributed to them under Rule 16b-3.

Section 13.            Compliance with Securities Laws.

                Shares of Common Stock shall not be issued with respect to any Award granted under the Plan unless the issuance and delivery of the shares pursuant thereto shall comply with all relevant provisions of state and federal law, including without limitation the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.  Further, each recipient of an Award hereunder shall consent to the imposition of a legend on the certificate representing the shares of Common Stock issued hereunder restricting the transferability of such shares as required by law, the Award, or by the Plan.

Section 14.            Employment.

                Each recipient of an Award, if requested by the Committee, must agree in writing as a condition of the granting of his or her Award, to remain in the employ of the Company or to remain as a consultant to the Company, or any of its subsidiaries, following the date of the granting of that Award for a period or periods specified by the Committee, which period(s) shall in no event exceed an aggregate of four (4) years.  Nothing in the Plan or in any Award granted hereunder shall confer upon any Award recipient any right to continued employment or retainer by the Company or any of its Subsidiaries, or limit in any way the right of the Company or any Subsidiary at any time to terminate or alter the terms of that employment or consulting arrangement.

Section 15.            Governing Law.

                The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Maryland.

Section 16.            Severability.

                If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provisions shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

Section 17.            No Trust or Fund Created.

                Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person.  To the extent that any Person acquires a right to receive payments for the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

6

EXHIBIT B (Cont'd)

Section 18.            No Fractional Common Stock.

                No fractional Common Stock shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Common Stock or whether such fractional Common Stock or any rights thereto shall be canceled, terminated or otherwise eliminated.

Section 19.            Headings.

                Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

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